UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934 (Amendment No.    )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
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☑ Preliminary Proxy Statement
☐Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐Definitive Additional Materials
☐Soliciting Material Pursuant to § 240.14a-12

ALT5 Sigma Corporation (Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
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☐Fee paid previously with preliminary materials:
☐Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

ALT5 Sigma Corporation 325 E. Warm Springs Road, Suite 102 Las Vegas, Nevada

NOTICE OF 2024 ANNUAL MEETING OF STOCKHOLDERS
Las Vegas, Nevada
October [*], 2024
Dear Stockholder:
The 2024 Annual Meeting of Stockholders of ALT5 Sigma Corporation, a Nevada corporation (the “Company”), will be held on Wednesday, December 18, 2024, at 11:00 a.m., Pacific Time, at our principal executive offices located at 325 E. Warm Springs Road, Suite 102, Las Vegas, Nevada 89119 for the following purposes:
1.To elect six directors to the Company’s Board of Directors;
2.To approve the Company’s 2024 Equity Incentive Plan (the “2024 Plan”);
3.To ratify and approve the issuance of 150,000 shares of the Company’s common stock to the President of the Company;
4.To ratify the appointment of Hudgens CPA, PLLC (“Hudgens”), as the Company’s independent registered public accounting firm for fiscal year 2024;
5.To consider and vote upon a proposal to adjourn the Annual Meeting, if necessary or appropriate, which proposal we refer to as the “Adjournment Proposal”; and
6.To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement of the meeting.
The Board of Directors has fixed the close of business on October 21, 2024 as the “Record Date” for the 2024 Annual Meeting. Only the holders of record of our common stock, Series A-1 Convertible Preferred Stock, and/or Series S Convertible Preferred Stock as of the close of business on the Record Date are entitled to receive notice of, and to vote at, the 2024 Annual Meeting and any adjournment thereof. We have also enclosed with this notice (i) our Annual Report on Form 10-K for the fiscal year ended December 30, 2023 and (ii) a Proxy Statement.
Your vote is extremely important regardless of the number of shares you own.
Whether you own a few shares or many, and whether or not you plan to attend the Annual Meeting in person, it is important that your shares be represented and voted at the meeting. You may vote your shares on the Internet, by telephone, or by completing, signing, and promptly returning a proxy card or you may vote in person at the Annual Meeting. Voting online, by telephone, or by returning your proxy card does not deprive you of your right to attend the Annual Meeting.

By Order of the Board of Directors,

/s/ Tony Isaac
Tony Isaac, Corporate Secretary
The Proxy Statement is dated November 5, 2024 and is first being made available to stockholders on or about November 12, 2024.
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on December 18, 2024: The Proxy Statement and Annual Report are available at www.ir.janone.com.

ALT5 Sigma Corporation
325 E. Warm Springs Road, Suite 102
Las Vegas, Nevada 89119
(800) 977-6038

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 18, 2024
This Proxy Statement relates to the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of ALT5 Sigma Corporation (“ALT5”, the “Company”, “our”, “us”, or “we”). The Annual Meeting will be held on Wednesday, December 18, 2024, at 11:00 a.m., Pacific Time, at our corporate offices located at 325 E. Warm Springs Road, Suite 102, Las Vegas, Nevada 89119, or at such other time and place to which the Annual Meeting may be adjourned or postponed. The enclosed proxy is solicited by the Company’s Board of Directors (our “Board”). The proxy materials relating to the Annual Meeting are first being mailed to stockholders entitled to vote at the Annual Meeting on or about November 5, 2024. References in this Proxy Statement to “2023” or “fiscal 2023” refer to the Company’s fiscal year ended December 30, 2023.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING
Q:What is the purpose of the Annual Meeting?
A:At the Annual Meeting, holders of our common stock (“Common Stock”), Series A-1 Convertible Preferred Stock (“Series A-1 Preferred Stock”), and Series S Convertible Preferred Stock (“Series S Preferred Stock”) will act upon the matters outlined in the accompanying Notice of Annual Meeting and this Proxy Statement, including the following:
•election of six directors to our Board;
•approval of the Company’s 2024 Plan;
•ratification and approval of the issuance of shares of common stock to Company President;
•ratification of the appointment of Hudgens as the Company’s independent registered public accounting firm for fiscal 2024;
•approval of the Adjournment Proposal; and
•a vote may also be held on any other business as may properly come before the Annual Meeting or any postponement or adjournment thereof, although there is no other business anticipated to come before the Annual Meeting.
Q:What are our Board’s recommendations?
A:The Board recommends a vote:
•FOR the election of the nominated slate of directors;
•FOR the approval of the Company’s 2024 Plan;
•FOR the ratification and approval of the issuance of shares of common stock to Company President;
•FOR the ratification of the Audit Committee’s appointment of Hudgens as the Company’s independent registered public accounting firm for fiscal 2024; and
•FOR the approval of the Adjournment Proposal.
With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by our Board or, if no recommendation is given, in their own discretion.

Q:Who is entitled to attend the Annual Meeting?
A:All holders of Common Stock and/or Series A-1 Preferred Stock and/or Series S Preferred Stock as of the Record Date, October 21, 2024, or their duly appointed proxies, may attend the Annual Meeting.
Q:Who is entitled to vote at the Annual Meeting?
A:The Company has three outstanding classes or series of voting stock entitled to vote at the Annual Meeting, Common Stock, Series A-1 Preferred Stock, and Series S Preferred Stock. Only stockholders of record of outstanding shares of Common Stock and/or Series A-1 Preferred Stock and/or Series S Preferred Stock of the Company at the close of business on the Record Date are entitled to receive notice of and to vote at the Annual Meeting, or any postponement or adjournment of the Annual Meeting.
Each outstanding share of Common Stock entitles its holder to cast one vote on each matter to be voted upon.
Each outstanding share of Series A-1 Preferred Stock entitles its holder to cast 17 votes per share on each matter to be voted upon, pursuant to the formula described in our Second Amended and Restated Certificate of Designation of the Preferences, Rights, and Limitations of the Series A-1 Convertible Preferred Stock (in our former name: Appliance Recycling Centers of America, Inc.) filed by the Company with the Nevada Secretary of State on April 13, 2021.
Each outstanding share of Series S Preferred Stock entitles its holder to cast one vote per share on each matter to be voted upon, as set forth in our Amended and Restated Certificate of Designation of the Rights, Preferences, and Limitations of the Series S Convertible Preferred Stock filed by the Company with the Nevada Secretary of State on January 30 ,2023 . Holders of the Series S Preferred Stock vote together with the holders of Common Stock and Series A-1 Preferred Stock as a single class on all matters described in this Proxy Statement, except as provided by law and except as set forth in the respective Certificates of Designation for the Series A-1 Preferred Stock and Series S Preferred Stock.
The holders of outstanding Common Stock are entitled to a total of 14,019,015 votes. The holders of Series A-1 Preferred Stock are entitled to a total of 399,151 votes. The holders of Series S Preferred Stock are entitled to a total of 100,000 votes.
Q:What constitutes a quorum?
A:The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the voting power of the Common Stock, Series A-1 Preferred Stock, and Series S Preferred Stock outstanding on the Record Date will constitute a quorum. A quorum is required for business to be conducted at the Annual Meeting. You will be considered part of the quorum if you submit a properly executed proxy card, vote your proxy by using the internet voting service, or vote your proxy by using the toll-free telephone number listed on the proxy card, even if you abstain from voting. Shares held in “street name” by brokers that are voted on at least one proposal to come before the Annual Meeting will be counted as present in determining whether there is a quorum.
Q:How do I vote my shares if they are registered directly in my name?
A:We offer four methods for you to vote your shares at the Annual Meeting. While we offer four methods, we encourage you to vote through the Internet or by telephone, as they are the most cost-effective methods for the Company. We also recommend that you vote as soon as possible, even if you are planning to attend the Annual Meeting, so that the vote count will not be delayed. Both the Internet and the telephone provide convenient, cost-effective alternatives to returning your proxy card by mail. There is no charge to vote your shares via the Internet, though you may incur costs associated with electronic access, such as usage charges from Internet access providers. If you choose to vote your shares through the Internet or by telephone, there is no need for you to mail your proxy card.
You may (i) vote in person at the Annual Meeting or (ii) authorize the persons named as proxies on the enclosed proxy card, Tony Isaac and Virland A. Johnson, to vote your shares by voting through the Internet or by telephone or by returning the enclosed proxy card by mail.
•By Internet: Go to www.proxyvote.com. Have your proxy card available when you access the web site. You will need the control number from your proxy card to vote.

•By telephone: Dial the toll-free number listed on your proxy card using a touch-tone telephone and follow the recorded instructions.
•By mail: Complete, sign and date the proxy card, and return it in the postage paid envelope provided with the proxy material.
Q:How do I vote my shares of Common Stock if they are held in the name of my broker (street name)?
A:If your shares of Common Stock are held by your broker, bank, or other nominee, or its agent (“Broker”) in “street name,” you will receive a voting instruction form from your Broker asking you how your shares should be voted. You should contact your Broker with questions about how to provide or revoke your instructions. Holders of shares of Series A-1 Preferred Stock and Series S Preferred Stock will receive the Proxy Materials directly from the Company.
If you hold your shares in “street name” and do not provide specific voting instructions to your Broker, a “broker non-vote” will result with respect to Proposals Nos. 1, 2, 3, and 5. Therefore, it is very important to respond to your Broker’s request for voting instructions on a timely basis if you want your shares held in “street name” to be represented and voted at the Annual Meeting. Please see below for additional information if you hold your shares in “street name” and desire to attend the Annual Meeting and vote your shares in person.
Q:What if I vote and change my mind?
A:If you are a stockholder and do not hold your shares in “street name,” you may change your vote or revoke your proxy at any time before the proxy is exercised at the Annual Meeting. You may change or revoke it by:
•Returning a later-dated signed proxy card or re-accessing the Internet voting site or telephone voting number listed on the proxy card;
•Delivering a written notice of revocation to the Company’s Secretary at the Company’s principal executive office at 325 E. Warm Springs Road, Suite 102, Las Vegas, Nevada 89119; or
•Attending the meeting and voting in person at the meeting (although attendance at the meeting without voting at the meeting will not, in and of itself, constitute a revocation of your proxy).
If you hold your shares in “street name,” refer to the voting instruction form provided by your Broker for more information about what to do if you submit voting instructions and then change your mind in advance of the Annual Meeting.
Q:How can I get more information about attending the Annual Meeting and voting in person?
A:The Annual Meeting will be held on Wednesday, December 18, 2024, at 11:00 a.m., Pacific Time, at our principal executive offices located at 325 E. Warm Springs Road, Suite 102, Las Vegas, Nevada 89119, or such other time and place to which the Annual Meeting may be adjourned or postponed. For additional details about the Annual Meeting, including directions to the Annual Meeting and information about how you may vote in person if you so desire, please contact the Company’s Secretary at (702) 997-5968.
Q:What vote is required to approve each item?
A:Election of Directors. Election of a director requires the affirmative vote of the holders of a plurality of the shares for which votes are cast at a meeting at which a quorum is present. The six persons receiving the greatest number of votes will be elected as directors. Stockholders may not cumulate votes in the election of directors.
Approval of 2024 Plan. The 2024 Plan will be approved if the proposal receives the affirmative vote of the majority of the number of shares entitled to vote and represented at the Annual Meeting, present in person, or by proxy, in favor of the proposal.
Ratification and approval of the issuance of shares to Company President. The issuance of the shares to the Company President will be ratified and approved if the proposal receives the affirmative vote of the majority of the number of shares entitled to vote and represented at the Annual Meeting, present in person, or by proxy, in favor of the proposal.

Ratification of Auditors. With respect to ratification of the appointment of our independent registered public accounting firm, the proposal will be approved if the proposal receives the affirmative vote of the majority of the number of shares entitled to vote and represented at the Annual Meeting, present in person or by proxy, in favor of the proposal.
Approval of Adjournment Proposal. The Adjournment Proposal will be approved if the proposal receives the affirmative vote of the majority of the number of shares entitled to vote and represented at the Annual Meeting, present in person or by proxy, in favor of the proposal.
Q:Are abstentions and broker non-votes counted in the vote totals?
A:A broker non-vote occurs when shares held by a Broker are not voted with respect to a particular proposal because the Broker does not have discretionary authority to vote on the matter and has not received voting instructions from its clients. If your Broker holds your shares in its name and you do not instruct your Broker how to vote, your Broker will only have discretion to vote your shares on “routine” matters. Where a proposal is not “routine,” a Broker who has received no instructions from its clients does not have discretion to vote its clients’ uninstructed shares on that proposal. At the Annual Meeting, the ratification of the appointment of our independent registered public accounting firm under Proposal No. 4 is a “routine” matter. Your Broker will therefore have discretion to vote on Proposal No. 4. The election of directors under Proposal No. 1, the approval of the 2024 Plan under Proposal No. 2, the ratification and approval of the issuance of shares of Common Stock to our President under Proposal No. 3, and the approval of the grant of authority to our Board to adjourn the Annual Meeting, if necessary or appropriate, under Proposal No. 5 are “non-routine” items. Your Broker will therefore not have discretion to vote on Proposals Nos. 1, 2, 3, and 5.
Broker non-votes and abstentions by stockholders from voting (including Brokers holding their clients’ shares of record, who cause abstentions to be recorded) will be counted in determining whether or not a quorum is present. However, as the six nominees receiving the highest number of affirmative votes will be elected, abstentions and broker non-votes will not affect the outcome of the election of directors. With regard to the affirmative vote of the shares present at the meeting required for Proposal No. 4, it is a routine matter, so there will not be any broker non-votes, but abstentions will have the effect of a vote against Proposal No. 4.
Q:Who will count the vote?
A:An Inspector of Elections will be appointed for the Annual Meeting to count the votes.
Q:Can I dissent or exercise rights of appraisal?
A:Under Nevada law, none of the holders of our Common Stock, our Series A-1 Preferred Stock, and our Series S Preferred Stock is entitled to dissenters’ rights in connection with any of the proposals to be presented at the Annual Meeting or to demand appraisal of their shares as a result of the approval of any of the proposals.
Q:How will voting on any other business be conducted?
A:Although we do not know of any business to be considered at the Annual Meeting other than the proposals described in this Proxy Statement, if any other business is presented at the Annual Meeting, your proxy gives authority to Tony Isaac, President, and Virland A. Johnson, Chief Financial Officer, to vote on such matters at their discretion.
Q:When are stockholder proposals for the 2025 Annual Meeting of stockholders due?
A:To be considered for inclusion in the Company’s proxy statement for the Company’s Annual Meeting to be held in 2025, stockholder proposals must be received at the Company’s office no later than June 2, 2025, or, in the event the Company changes the date of its Annual Meeting to be held in 2025 by more than 30 days from the date of this year’s meeting, a reasonable time before the Company begins to print and send its proxy materials. Proposals must be in compliance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and must be submitted in writing and delivered or mailed to the Company’s Secretary, at ALT5 Sigma Corporation, 325 E. Warm Springs Road, Suite 102, Las Vegas, Nevada 89119.

Q:Who pays for this proxy solicitation?
A:The Company will bear the entire cost of this proxy solicitation, including the preparation, assembly, printing, and mailing of this Proxy Statement, the proxy card, and any additional solicitation materials furnished to the stockholders. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries, and custodians holding shares in their names that are beneficially owned by others so that they may forward the solicitation material to such beneficial owners.
Q:Where can I access this Proxy Statement and the related materials online?
A:The Proxy Statement and our Annual Report to Stockholders are available at http://www. proxyvote.com.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information with respect to the beneficial ownership of shares of our Common Stock, Series A-1 Preferred Stock, and Series S Preferred Stock as of October 21, 2024, for:
•each of our named executive officers;
•each of our current directors and nominees to be directors;
•all of our current executive officers and directors as a group; and
•each person known to us to be the beneficial owner of more than 5% of any of our Common Stock, Series A-1 Preferred Stock, or Series S Preferred Stock.
The business address of each beneficial owner listed in the table, unless otherwise noted, is c/o ALT5 Sigma Corporation, 325 E. Warm Springs Road, Suite 102, Las Vegas, Nevada 89119.
We deem shares of our Common Stock, Series A-1 Preferred Stock, and Series S Preferred Stock that may be acquired by an individual or group within 60 days of October 21, 2024 pursuant to the exercise of options or warrants or conversion of convertible securities to be outstanding for the purpose of computing the percentage ownership of such individual or group, but these shares are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person or group shown in the table. Percentage of ownership is based on 14,019,015 shares of Common Stock, approximately 23,480 shares of Series A-1 Preferred Stock (which are the voting equivalent of 399,151 shares of Common Stock), and 100,000 shares of Series S Preferred Stock outstanding on October 21, 2024. The information as to beneficial ownership was either (i) furnished to us by or on behalf of the persons named or (ii) determined based on a review of the beneficial owners’ Schedules 13D/G and Section 16 filings with respect to our Common Stock, Series A-1 Preferred Stock, and Series S Preferred Stock. As of the date of this Proxy Statement, no holder of Series A-1 Preferred Stock or Series S Preferred Stock has converted his or its shares of such preferred stock into shares of our Common Stock.
Beneficial Ownership of Common Stock

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percentage of Class (2)
Named Executive Officers and Directors:
Peter Tassiopoulos, Director (Nominee) and Chief Executive Officer (3)	420,000	3.0%
Tony Isaac, Director, President and Secretary (4)(5)	246,000	1.8%
Virland A. Johnson, Chief Financial Officer	—	*
Richard D. Butler, Jr., Director (4)	18,000	*
Ron Pitters, Director (6)	—	*
John Bitar, Director	2,000	*
Nael Hajjar, Director	—	*
All Executive Officers and Directors as a group (6 persons)	686,000	4.9%
*    Indicates ownership of less than 1% of the outstanding shares
(1)Unless otherwise noted, each person or group identified possesses sole voting and investment power with respect to such shares.
(2)Applicable percentage of ownership is based on 14,019,015 shares of Common Stock outstanding as of October 21, 2024, plus, for each stockholder, all shares that such stockholder could acquire within 60 days of October 21, 2024, upon the exercise of existing stock options and warrants or conversion of existing convertible securities.
(3)Includes 20,000 shares of the Company's common stock and 400,000 Restricted Stock Units (“RSUs”). The address for Mr. Tassiopoulos is 325 E. Warm Springs Road, Suite 102, Las Vegas, Nevada 89119.

(4)Includes shares that could be purchased within 60 days of October 21, 2024, upon the exercise of existing stock options or warrants, as follows: Mr. Isaac, 2,000 shares and Mr. Butler, 4,000 shares. The address for each individual is 325 E. Warm Springs Road Suite 102, Las Vegas, Nevada 89119.
(5)Does not include approximately 20,833 shares of Common Stock that have vested out of the grant of 50,000 shares (12-month pro rata vesting) but, as of the Record Date, had not been issued; also does not include 150,000 shares of Common Stock that were awarded to Mr. Isaac but, as of the Record Date, had not been issued. If those shares of Common Stock were included in the above chart, the Amount and Nature of Beneficial Ownership for Mr. Isaac would have been 416,833 and for All Executive Officers and Directors as a Group would have been 856,833. The Percentage of Class for Mr. Isaac would have been 2.9% and All Executive Officers and Directors as a Group would have been 6.0%. Further, the above chart does not include the 150,000 shares of Common Stock that are the subject of Proposal No. 3
(6)Does not include 50,000 RSUs from our 2023 Plan, which will vest quarterly, commencing December 16, 2024. The per-share pricing of the underlying shares of our common stock is $2.00.
Beneficial Ownership of Series A-1 Preferred Stock

Name of Beneficial Owner	Number of Shares Beneficially Owned (1)	Percentage (2) of Outstanding Series A-1 Preferred Shares
Greenfield Investments, LTD. (3)	23,480	100%

(1)Unless otherwise noted, each person or group identified possesses sole voting and investment power with respect to such shares.
(2)Applicable percentage of ownership is based on 23,480 shares of Series A-1 Preferred Stock outstanding as of October 21, 2024.
(3)The business address for Greenfield with respect to the shares of Series A-1 Preferred Stock is P.O. Box 926, Regent Village Grace Bay Provenciales, Turks & Caicos Islands, British West Indies.
Beneficial Ownership of Series S Preferred Stock

Name of Beneficial Owner	Number of Shares Beneficially Owned (1)	Percentage (2) of Outstanding Series S Preferred Shares
Amil Soin, MD (3)	100,000	100%
(1)Unless otherwise noted, each person or group identified possesses sole voting and investment power with respect to such shares.
(2)Applicable percentage of ownership is based on 100,000 shares of Series S Preferred Stock outstanding as of October 21, 2024. As of the date of this Proxy Statement, Dr. Soin has not converted any of his shares of Series S Preferred Stock into shares of our Common Stock and is precluded from any such conversions due to certain temporal and FDA restrictions set forth in the Certificate of Designation for the Series S Preferred Stock and in a subsequent amendment to the transaction document pursuant to which Dr. Soin was issued the shares of Series S Preferred Stock.
(3)The business address for Dr. Soin with respect to the shares of Series S Preferred Stock is c/o ALT5 Sigma Corporation, 325 E. Warm Springs Road, Suite 102, Las Vegas, Nevada 89119. Under the Amended and Restated Certificate of Designation of our Series S Preferred Stock, Dr. Soin is restricted to a beneficial ownership limit of 4.99% of our then-outstanding Common Stock. Separate from this limitation, as of the Record Date, Dr. Soin could not convert any shares of his Series S Preferred Stock due to certain temporal and FDA restrictions set forth in the Certificate of Designation for the Series S Preferred Stock. Separate from such restrictions, as of the Record Date, but subject to the Nasdaq 20% conversion ceiling, Dr. Soin could convert [*]753,775 shares of Series S Preferred Stock. If fully converted, Dr. Soin would own [*]18,072,289 shares of Common Stock, which would result in his reporting beneficial ownership of [*]82.74% in the “Percent of Outstanding Common” in the Common Stock chart, above.

ELECTION OF DIRECTORS
(Proposal No. 1)

General
Our property, affairs, and business are managed under the direction of our Board. A board of six directors is to be elected at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for our Board’s six nominees. The term of office for each person elected as a director will continue until the next Annual Meeting of Stockholders and until a successor has been elected and qualified, or until such director is removed or resigns.
All of the nominees named below are presently our directors, who have served continuously since the year indicated. All nominees have indicated a willingness to serve if elected. We know of no arrangements or understandings between a nominee and any other person pursuant to which the nominee has been selected as a director.
All shares represented by proxies that have been properly executed and returned or properly voted will be voted for the election of all of the nominees named below, unless other instructions are indicated thereon. In the event any one or more of such nominees should for any reason not be able to serve as a director, the proxies will be voted for such other person or persons as may be designated by our Board.

Required Vote
Assuming that a quorum is present, the affirmative vote of the holders of a plurality of the votes cast at the Annual Meeting is required for the election of the director nominees, i.e., the six director nominees who receive the most votes will be elected.
The Board recommends voting “FOR” the election of each of the Director nominees as directors, each of whom shall hold office for a term of one year, expiring at the Annual Meeting in 2024, and until his successor is elected and qualified, or until his earlier death, resignation, or removal.

Nominees for Election to our Board
The names of the nominees are set forth in the table below. Following the table is certain information for at least the last five years regarding each nominee.

Name	Position with Company	Director Since	Age as of October 21, 2024
Peter Tassiopoulos	Director (Nominee) and Chief Executive Officer	2024	55
Tony Isaac	Director and President	2015	70
Richard D. Butler, Jr.	Director	2015	73
Ron Pitters	Director	2024	[*]
Nael Hajjar	Director	2018	39
John Bitar	Director	2020	61
Peter Tassiopoulos has been our Chief Executive Officer since August 2024. Mr. Tassiopoulos has over 30 years of leadership experience across healthcare, finance, and technology sectors. From April 4, 2022, until his appointment as our Chief Executive Officer, Mr. Tassiopoulos had served as an independent mergers and acquisitions (M&A) consultant, consulting for various companies. During that time, he restructured in excess of $150 million in debt and facilitated a $35 million asset purchase for a Canadian public company. Prior to that, from March 2013 through December 1, 1014, Peter served as the Chief Executive Officer of Sphere 3D Corp. (Nasdaq: ANY), and then, from December 1, 2014 until November 14, 2018, as its President, and, from November 14, 2018 to April 2022, as its Chief Executive Officer again. He also served as a director from March 2014 through April 4, 2022. Mr. Tassiopoulos has successfully completed over $1 billion in M&A, divestitures, and financing transactions throughout his career. He has led teams in executing complex transactions with a focus on mergers and acquisitions, capital market strategies, and strategic relationships. His industry experience spans cryptocurrency, technology, IT, healthcare, and gaming. We believe that Mr. Tassiopoulos brings a wealth of experience in finance, mergers and acquisitions and strategic planning to our Board.

Tony Isaac has been one of our directors since May 2015, served as our President since May 2015, and served as our Chief Executive Officer from May 2016 until August 2024; he also became our Corporate Secretary in 2021. He served as our Interim Chief Executive Officer from February 2016 until May 2016. Mr. Isaac has served as Financial Planning and Strategist/Economist of Live Ventures Incorporated (“Live Ventures”) (Nasdaq: LIVE), a holding company for diversified businesses, since July 2012. He is the Chairman and Co-Founder of Isaac Organization, a privately held investment company. Mr. Isaac has invested in various companies, both private and public from 1980 to present. Mr. Isaac’s specialty is negotiation and problem-solving of complex real estate and business transactions. Mr. Isaac has served as a director of Live Ventures since December 2011. Mr. Isaac graduated from Ottawa University in 1981, where he majored in Commerce and Business Administration and Economics. We believe that Mr. Isaac brings to our Board significant investment and financial expertise and public board experience.
Richard D. Butler, Jr. has been one of our directors since May 2015. Mr. Butler is the owner of an advisory firm that provides real estate, corporate, and financial advisory services since 1999, and is the co-Founder, Managing Director, and, since 2005, a major stockholder of Ref-Razzer Company, a whistle manufacturing and vending company. Prior to this, Mr. Butler was the Co-Founder and Executive Vice President of Aspen Healthcare, Inc. from 1996 to 1999. From 1993 to 1996, Mr. Butler was a Managing Director at Landmark Financial and from 1989 to 1993 he was a Partner at Cal Ventures Real Estate Investment Group. Prior to this, Mr. Butler also served as the President and Chief Executive Officer of Mt. Whitney Savings Bank, Chief Executive Officer of First Federal Mortgage Bank, Chief Executive Officer of Trafalgar Mortgage, and Executive Officer and Member of the President’s Advisory Committee at State Savings & Loan Association (peak assets $14 billion) and American Savings & Loan Association (NYSE: FCA; peak assets $34 billion). Mr. Butler has served on the Board of Directors of Live Ventures (Nasdaq: LIVE) since August 2006. Mr. Butler attended Bowling Green University in Ohio, San Joaquin Delta College in California, and Southern Oregon State College. We believe that Mr. Butler brings to our Board extensive experience in financial management and executive roles, which enable him to provide important expertise in financial, operating, and strategic matters that impact our Company.
John Bitar has been one of our directors since January 2020. Since 2012, Mr. Bitar has been providing consulting services to companies and clients on business and legal strategies, management, operations, and cost controls. From 2007 to 2012, Mr. Bitar co-founded and was Managing Partner of a worker’s compensation law firm. Mr. Bitar has been an attorney admitted to the California State Bar since 1999. Mr. Bitar graduated from the University of Southern California in 1996 and earned his Juris Doctorate Degree in 1999 from University of the Pacific, McGeorge School of Law. We believe that Mr. Bitar brings to our Board significant business experience and brings operational expertise.
Ron Pitters has been one of our directors since [*] 2024. For more than the past five years, Ron has held executive positions with Axos Financial, Inc., and various of its operating units. He currently serves as Axos Bank’s Chief Information Officer, having previously served as President and Chief Operating Officer of Axos Digital Assets, LLC, Business Unit Leader and Chief Operating Officer of Axos Securities, LLC, and President and Chief Operating Officer of Axos Business Center, Inc. (Philippines). Prior to his service with Axos Bank, Mr. Pitters founded and was managing director of MindAlign, LLC. He also has served as the Head of Technology & Transformation (Global Markets & Risk) for OCBC Singapore; Group CIO at the Commercial Bank of Qatar; Business Unit CIO for ABN AMRO Global Markets in Chicago, London, Amsterdam; and Head of Trading (FX/Futures Arbitrage) for ABN AMRO Global Markets. He also currently is an independent director of Cozera, Inc. Ron is an accomplished C-level executive, with over 20 years of experience generating and delivering revenue opportunities, and working in business and corporate development, regulatory compliance, credit and risk management, strategy and architecture and delivery management and has held varying leadership roles, including technology, management consulting, business turnarounds, corporate transformations, and start-ups. His most recent accomplishments include successful start-ups in the captive offshore space, self-direct trading, and digital assets business. Mr. Pitters has completed business turnarounds of a securities clearing firm and a digital robo-advisory business. We believe that Mr. Pitters brings to our Board a broad range of experience that will prove invaluable as we continue to expand our fintech operations.
Nael Hajjar has been one of our directors since August 2018. Mr. Hajjar is currently the Unit Head for the Annual Wholesale Trade Survey in Statistics Canada’s Manufacturing and Wholesale Trade Division. From March 2011 through May 2016, Mr. Hajjar was a Senior Analyst — Economist of Statistics Canada’s Producer Prices Division, where he developed Canada’s first ever Investment Banking Services Price Index while leading the development of a variety of Financial Services Price Index development projects. We believe that Mr. Hajjar brings to our Board extensive experience in research and analysis of financial statistics, economics, and business practices in a variety of industries, including manufacturing, logging, Wholesale Trade, and financial services. We believe that Mr. Hajjar also has extensive experience in project management, and he holds a Bachelor of Social Science, Honors in Economics (which he earned in 2006), and Bachelor of Commerce, Option in Finance (which he earned in 2008), both from the University of Ottawa.
Director Independence
There are no family relationships among any of the directors or executive officers of the Company. Of the current directors, each of Messrs. Butler, Bitar, Hajjar, and Pitters is an “independent” director, as defined under the rules of The Nasdaq Stock Market (“Nasdaq”) and each has been an independent director since each joined our Board.

Board Leadership Structure and Role in Risk Oversight
Tony Isaac, our President and Secretary, also serves as Chairman of our Board. Currently, our Board does not have a Lead Independent Director. Although our Board reserves the right to make changes in the future, it believes that the current structure, as described in this Proxy Statement, is appropriate at this time given the size and experience of our Board, as well as the background and experience of management.
It is management’s responsibility to manage risk and bring to the attention of our Board the most material risks affecting the Company. Our Board, including through committees of our Board comprised solely of independent directors, regularly reviews various areas of significant risk to the Company, and advises and directs management on the scope and implementation of policies, strategic initiatives, and other actions designed to mitigate various types of risks. Specific examples of risks primarily overseen by our full Board include competition risks, industry risks, economic risks, liquidity risks, and business operations risks. Our Audit Committee reviews with management and the independent auditors significant financial risk exposures and the processes management has implemented to monitor, control, and report such exposures. Our Audit Committee also reviews and approves transactions with related persons. Our Compensation Committee (the “Compensation Committee”) reviews and evaluates potential risks related to the attraction and retention of talent, and risks related to the design of compensation programs established by our Compensation Committee for our executive officers.
Actions and Committees of our Board
In fiscal 2024, our Board met [*] times and took action by unanimous written consent [*] times. In fiscal 2024, our Board had three standing committees: the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee. The Audit Committee met [*] times during fiscal 2024. Our Compensation Committee met [*] during fiscal 2024 and took action by unanimous written consent one time. Our Nominating and Corporate Governance Committee did not hold a formal meeting during fiscal 2024 but did take [*] action by unanimous written consent. Our Board currently has no other standing committees and has no current plans to establish additional committees. Each person who served as a director during fiscal 2024 attended at least 75% of the meetings of our Board and of the committees on which the director served. It is our policy that all directors should attend the Annual Meeting of Stockholders. Four out of four members of our Board who were in place at the time of last year’s Annual Meeting of Stockholders attended last year’s Annual Meeting.
Board Diversity
Board Diversity (As of October 21, 2024)

Total Number of Directors . . . . . . . . . . . . . . . . . . . . . . . . . .    5

	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	0	5	0	0
Part II: Demographic Background
African American or Black	0	0	0	0
Alaskan Native or Native American	0	0	0	0
Asian	0	0	0	0
Hispanic or Latinx	0	0	0	0
Native Hawaiian or Pacific Islander	0	0	0	0
White	0	5	0	0
Two or More Races or Ethnicities	0	0	0	0
LGBTQ+	0	0	0	0
Did Not Disclose Demographic Background	0	0	5	0

Audit Committee
The Audit Committee (the “Audit Committee”) of our Board is comprised entirely of non-employee directors. In fiscal 2023, the members of our Audit Committee were Mr. Bitar, Mr. Butler (Chair), and Mr. Hajjar. Each of Messrs. Bitar, Butler, and Hajjar was an “independent” director as defined under Nasdaq rules. Our Audit Committee is responsible for selecting and approving our independent auditors, for relations with the independent auditors, for review of internal auditing functions (whether formal or informal) and internal controls, and for review of financial reporting policies to assure full disclosure of financial condition. Our Audit Committee operates under a written charter adopted by our Board, which is posted on our website at www.janone.com under the caption “Investors — Governance — Governance Documents.” The Board has determined that Mr. Butler is an “audit committee financial expert” as defined in SEC rules. Our Audit Committee operates under a written charter adopted by our Board, which is posted on our website at www.janone.com under the caption “Investors — Governance — Governance Documents.”
Compensation Committee
The Compensation Committee (the “Compensation Committee”) of our Board is comprised entirely of non-employee directors. In fiscal 2023, the members of our Compensation Committee were Mr. Hajjar and Mr. Butler (Chair), each of whom was also an “independent” director as defined under Nasdaq rules. Our Compensation Committee is responsible for review and approval of officer salaries and other compensation and benefits programs and determination of officer bonuses. Annual compensation for our executive officers, other than our Chief Executive Officer, is recommended by our Chief Executive Officer and approved by our Compensation Committee. The annual compensation for our Chief Executive Officer is recommended by our Compensation Committee and formally approved by our full Board. Our Compensation Committee may approve grants of equity awards under our stock compensation plans. Our Compensation Committee operates under a written charter adopted by our Board in March 2011, which is posted on our website at www.janone.com under the caption “Investors — Governance — Governance Documents.”
In the performance of its duties, our Compensation Committee may select independent compensation consultants to advise the committee when appropriate. No compensation consultant played a role in the executive officer and director compensation for fiscal 2023. In addition, our Compensation Committee may delegate authority to subcommittees where appropriate. Our Compensation Committee may separately meet with management if deemed necessary and appropriate.
Governance Committee
The Nominating and Corporate Governance Committee (our “Governance Committee”) is comprised entirely of non-employee directors. In fiscal 2023, the members of our Governance Committee were Mr. Butler and Mr. Bitar, each of whom was also an “independent” director as defined under Nasdaq rules. The primary purpose of our Governance Committee is to ensure an appropriate and effective role for our Board in our governance. The principal recurring duties and responsibilities of our Governance Committee include (i) making recommendations to our Board regarding the size and composition of our Board, (ii) identifying and recommending to our Board candidates for election as directors, (iii) reviewing our Board’s committee structure, composition and membership and recommending to our Board candidates for appointment as members of our Board’s standing committees, (iv) reviewing and recommending to our Board corporate governance policies and procedures, (v) reviewing our Code of Business Ethics and Conduct and compliance therewith, and (vi) ensuring that emergency succession planning occurs for the positions of Chief Executive Officer, other key management positions, our Board chairperson and Board members. Our Governance Committee operates under a written charter adopted by our Board, which is posted on our website at www.janone.com under the caption “Investors — Governance — Governance Documents.”
Our Governance Committee will consider director candidates recommended by stockholders. The criteria applied by our Governance Committee in the selection of director candidates is the same whether the candidate was recommended by a Board member, an executive officer, a stockholder, or a third party, and accordingly, our Governance Committee has not deemed it necessary to adopt a formal policy regarding consideration of candidates recommended by stockholders. Stockholders wishing to recommend candidates for Board membership should submit the recommendations in writing to our Secretary.
Our Governance Committee identifies director candidates primarily by considering recommendations made by directors, management, and stockholders. Our Governance Committee also has the authority to retain third parties to identify and evaluate director candidates and to approve any associated fees or expenses. Board candidates are evaluated on the basis of a number of factors, including the candidate’s background, skills, judgment, diversity, experience with companies of comparable complexity and size, the interplay of the candidate’s experience with the experience of other Board members, the candidate’s independence or lack of independence, and the candidate’s qualifications for committee membership. Our Governance Committee does not assign any particular weighting or priority to any of these factors and considers each director candidate in the context of the current needs of our Board as a whole. Director candidates recommended by stockholders are evaluated in the same manner as candidates recommended by other persons.

Review, Approval, or Ratification of Transactions with Related Persons
Our Audit Committee is responsible for the review and approval of all transactions in which we were or are to be a participant and in which any of our executive officers, directors, or director nominees, or any immediate family member of any such person (“related persons”) have or will have a material interest. In addition, all, if any, transactions with related persons that come within the disclosures required by Item 404 of the SEC’s Regulation S-K must also be approved by our Audit Committee. The policies and procedures regarding the approval of all such transactions with related persons have been approved at a meeting of our Audit Committee and are evidenced in our corporate records. Each member of our Audit Committee is an “independent” director as defined under Nasdaq rules.
Code of Ethics
Our Audit Committee has adopted a code of ethics applicable to our directors and officers (including our Chief Executive Officer, President, and Chief Financial Officer) and other of our senior executives and employees in accordance with applicable rules and regulations of the SEC and Nasdaq. A copy of the code of ethics may be obtained upon request, without charge, by addressing a request to Corporate Secretary, ALT5 Sigma Corporation, 325 E. Warm Springs Road, Suite 102, Las Vegas, Nevada 89119. The code of ethics is also posted on our website at www.janone.com under “Investors — Governance — Governance Documents.”
We intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K regarding the amendment to, or waiver from, a provision of the code of ethics by posting such information on our website at the address and location specified above and, to the extent required by the listing standards of the Nasdaq Capital Market, by filing a Current Report on Form 8-K with the SEC disclosing such information.
Board Contact Information
If you would like to contact our Board or any committee of our Board, you can send an email to board@janone.com, or write to ALT5 Sigma Corporation, c/o Corporate Secretary, 325 E. Warm Springs Road, Suite 102, Las Vegas, Nevada 89119. All communications will be compiled by the Secretary of the Company and submitted to our Board or the applicable committee or director on a periodic basis.

OFFICERS
Set forth below is certain information regarding our current executive officers as of October 21, 2024, other than Tony Isaac, whose biographical information is presented under “Nominees for Election to the Board of Directors.”

Peter Tassiopoulos, 55
Mr. Tassiopoulos has been our Chief Executive Officer since August 2024. Mr. Tassiopoulos has over 30 years of leadership experience across healthcare, finance, and technology sectors. From April 4, 2022, until his appointment as our Chief Executive Officer, Mr. Tassiopoulos had served as an independent mergers and acquisitions (M&A) consultant, consulting for various companies. During that time, he restructured in excess of $150 million in debt and facilitated a $35 million asset purchase for a Canadian public company. Prior to that, from March 2013 through December 1, 1014, Peter served as the Chief Executive Officer of Sphere 3D Corp. (Nasdaq: ANY), and then, from December 1, 2014 until November 14, 2018, as its President, and, from November 14, 2018 to April 2022, as its Chief Executive Officer again. He also served as a director from March 2014 through April 4, 2022. Mr. Tassiopoulos has successfully completed over $1 billion in M&A, divestitures, and financing transactions throughout his career. He has led teams in executing complex transactions with a focus on mergers and acquisitions, capital market strategies, and strategic relationships. His industry experience spans cryptocurrency, technology, IT, healthcare, and gaming. We believe that Mr. Tassiopoulos brings a wealth of experience in finance, mergers and acquisitions and strategic planning to our Board.

Virland A. Johnson, 63
Mr. Johnson was appointed our Chief Financial Officer on August 21, 2017. Mr. Johnson had previously served us as a consultant beginning in February 2017. Mr. Johnson served as Chief Financial Officer for Live Ventures (Nasdaq: LIVE) between January 3, 2017 and September 21, 2021. Prior to joining Live Ventures, Mr. Johnson was Sr. Director of Revenue for JDA Software from February 2010 to April 2016, where he was responsible for revenue recognition determination, sales and contract support while acting as a subject matter expert. Prior to joining JDA, Mr. Johnson provided leadership and strategic direction while serving in C-Level executive roles in public and privately held companies such as Cultural Experiences Abroad, Inc., Fender Musical Instruments Corp., Triumph Group, Inc., Unitech Industries, Inc. and Younger Brothers Group, Inc. Mr. Johnson’s more than 30 years of experience is primarily in the areas of process improvement, complex debt financings, SEC and financial reporting, turn-arounds, corporate restructuring, global finance, merger and acquisitions and returning companies to profitability and enhancing stockholder value. Mr. Johnson holds a Bachelor’s degree in Accountancy from Arizona State University which he earned in 1982, and holds a CPA license in "Retired" status in the State of Arizona.

APPROVAL OF THE 2024 EQUITY INCENTIVE PLAN
(Proposal No. 2)
What Am I Voting On?
Stockholders are being asked to approve the Company’s 2024 Equity Incentive Plan (the “2024 Plan”), which was approved by our Board on [*]. The 2024 Plan will become effective on the date it is approved by our stockholders, and will replace the 2023 Plan, which is the only plan under which equity awards are currently being granted.
Voting Recommendation
FOR the approval of the 2024 Plan because it includes a number of features that we believe are consistent with the interests of our stockholders and sound corporate governance practices.
General
The purpose of the 2024 Plan is to enhance stockholder value by linking the compensation of our officers, directors, key employees, and consultants to increases in the price of our Common Stock and the achievement of other performance objections and to encourage ownership in the Company by key personnel whose long-term employment is considered essential to our continued progress and success. The 2024 Plan is also intended to assist us in recruiting new employees and to motivate, retain, and encourage such employees and directors to act in our stockholders’ interest and share in our success.
Term
The 2024 Plan will become effective upon approval by our stockholders and will continue in effect from that date until it is terminated in accordance with its terms.
Administration
The 2024 Plan may be administered by our Board, a committee designated by it, and/or their respective delegates. Our Board currently contemplates that our Compensation Committee will administer the 2024 Plan. The administrator has the power to determine the directors, employees, and consultants who may participate in the 2024 Plan and the amounts and other terms and conditions of awards to be granted under the Incentive Plan. All questions of interpretation and administration with respect to the 2024 Plan will be determined by the administrator. The administrator also will have the complete authority to adopt, amend, rescind, and enforce rules and regulations pertaining to the administration of the 2024 Plan; to correct administrative errors; to make all other determinations deemed necessary or advisable for administering the 2024 Plan and any award granted under the 2024 Plan; and to authorize any person to execute, on behalf of the Company, all agreements and documents previously approved by the administrator, among other items.
Eligibility
Any of our directors, employees, or consultants, or any directors, employees, or consultants of any of our affiliates (except that with respect to incentive stock options, only employees of the Company or any of our subsidiaries are eligible), are eligible to participate in the 2024 Plan.
Available Shares
Subject to the adjustment provisions included in the 2024 Plan, a total of three million shares of our Common Stock would be authorized for awards granted under the 2024 Plan. Shares subject to awards that have been canceled, expired, settled in cash, or not issued or forfeited for any reason (in whole or in part), will not reduce the aggregate number of shares that may be subject to or delivered under awards granted under the 2024 Plan and will be available for future awards granted under the 2024 Plan.
Types of Awards
We may grant the following types of awards under the 2024 Plan: stock awards; options; stock appreciation rights; stock units; or other stock-based awards.
Stock Awards. The 2024 Plan authorizes the grant of stock awards to eligible participants. The administrator determines (i) the number of shares subject to the stock award or a formula for determining such number, (ii) the purchase price of the shares, if any, (iii) the means of payment for the shares, (iv) the performance criteria, if any, and the level of achievement versus these criteria, (v) the grant, issuance, vesting, and/or forfeiture of the shares, (vi) restrictions on transferability, and (vii) such other terms and conditions determined by the administrator.
Options. The 2024 Plan authorizes the grant of non-qualified and/or incentive options to eligible participants, which options give the participant the right, after satisfaction of any vesting conditions and prior to the expiration or termination of the option, to purchase shares of our Common Stock at a fixed price. The administrator determines the exercise price for each share subject to an option granted under the 2024 Plan, which exercise price cannot be less than the fair market value (as defined in the 2024 Plan) of our Common Stock on the grant date. The administrator also determines the number of shares subject to each option, the time or times when each option becomes exercisable, and the term of each option (which cannot exceed ten (10) years from the grant date).
Stock Appreciation Rights. The 2024 Plan authorizes the grant of stock appreciation rights to eligible participants, which stock appreciation rights give the participant the right, after satisfaction of any vesting conditions and prior to the expiration or termination of the stock appreciation right, to receive in cash or shares of our Common Stock the excess of the fair market value (as defined in the 2024 Plan) of our Common Stock on the date of exercise over the exercise price of the stock appreciation right. All stock appreciation rights under the 2024 Plan shall be granted subject to the same terms and conditions applicable to options granted under the 2024 Plan. Stock appreciation rights may be granted to awardees either alone or in addition to or in tandem with other awards granted under the 2024 Plan and may, but need not, relate to a specific option granted under the 2024 Plan.
Stock Unit Awards and Other Stock-Based Awards. In addition to the award types described above, the administrator may grant any other type of award payable by delivery of our Common Stock in such amounts and subject to such terms and conditions as the administrator determines in its sole discretion, subject to the terms of the 2024 Plan. Such awards may be made in addition to or in conjunction with other awards under the 2024 Plan. Such awards may include unrestricted shares of our Common Stock, which may be awarded, without limitation (except as provided in the 2024 Plan), as a bonus, in payment of director fees, in lieu of cash compensation, in exchange for cancellation of a compensation right, or upon the attainment of performance goals or otherwise, or rights to acquire shares of our Common Stock from us.
Award Limits
Subject to the terms of the 2024 Plan, the aggregate number of shares that may be subject to all incentive stock options granted under the 2024 Plan cannot exceed the total aggregate number of shares that may be subject to or delivered under awards under the 2024 Plan. Notwithstanding any other provisions of the 2023 Plan to the contrary, the aggregate grant date fair value (computed as specified in the 2024 Plan) of all awards granted to any non-employee director during any single calendar year shall not exceed 100,000 shares.
New Plan Benefits
The amount of future grants under the 2024 Plan is not determinable, as awards under the 2024 Plan will be granted at the sole discretion of the administrator. We cannot determinate at this time either the persons who will receive awards under the 2024 Plan or the amount or types of such any such awards.
Transferability
Unless determined otherwise by the administrator, an award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by beneficiary designation, will, or by the laws of descent or distribution, including but not limited to any attempted assignment or transfer in connection with the settlement of marital property or other rights incident to a divorce or dissolution, and any such attempted sale, assignment, or transfer shall be of no effect prior to the date an award is vested and settled.
Termination of Employment or Board Membership
At the grant date, the administrator is authorized to determine the effect a termination from membership on our Board by a non-employee director for any reason or a termination of employment (as defined in the 2024 Plan) due to disability (as defined in the 2024 Plan), retirement (as defined in the 2024 Plan), death, or otherwise (including termination for cause (as defined in the 2024 Plan)) will have on any award. Unless otherwise provided in the award agreement:
•Upon termination from membership on our Board by a non-employee director for any reason other than disability or death, any option or stock appreciation right held by such director that (i) has not vested and is not exercisable as of the termination effective date will be subject to immediate cancellation and forfeiture or (ii) is vested and exercisable as of the termination effective date shall remain exercisable for one year thereafter, or the remaining term of the option or stock appreciation right, if less. Any unvested stock award, stock unit award, or other stock-based award held by a non-employee director at the time of termination from membership on our Board for a reason other than disability or death will immediately be cancelled and forfeited.
•Upon termination from membership on our Board by a non-employee director due to disability or death will result in full vesting of any outstanding option or stock appreciation rights and vesting of a prorated portion of any stock award, stock unit award, or other stock based award based upon the full months of the applicable performance period, vesting period, or other period of restriction elapsed as of the end of the month in which the termination from membership on our Board by a non-employee director due to disability or death occurs over the total number of months in such period. Any option or stock appreciation right that vests upon disability or death will remain exercisable for one year thereafter, or the remaining term of the option or stock appreciation right, if less. In the case of any stock award, stock unit award, or other stock-based award that vests on the basis of attainment of performance criteria (as defined in the 2024 Plan), the pro rata vested amount will be based upon the target award.
•Upon termination of employment due to disability or death, any option or stock appreciation right held by an employee will, if not already fully vested, become fully vested and exercisable as of the effective date of such termination of employment due to disability or death, or, in either case, the remaining term of the option or stock appreciation right, if less. Termination of employment due to disability or death shall result in vesting of a prorated portion of any stock award, stock unit award, or other stock based award based upon the full months of the applicable performance period, vesting period, or other period of restriction elapsed as of the end of the month in which the termination of employment due to disability or death occurs over the total number of months in such period. In the case of any stock award, stock unit award, or other stock-based award that vests on the basis of attainment of performance criteria, the pro-rata vested amount will be based upon the target award.
•Any option or stock appreciation right held by an awardee at retirement that occurs at least one year after the grant date of the option or stock appreciation right will remain outstanding for the remaining term of the option or stock appreciation right and continue to vest; any stock award, stock unit award, or other stock based award held by an awardee at retirement that occurs at least one year after the grant date of the award shall also continue to vest and remain outstanding for the remainder of the term of the award.
•Any other termination of employment shall result in immediate cancellation and forfeiture of all outstanding awards that have not vested as of the effective date of such termination of employment, and any vested and exercisable options and stock appreciation rights held at the time of such termination of such termination of employment shall remain exercisable for 90 days thereafter or the remaining term of the option or stock appreciation right, if less. Notwithstanding the foregoing, all outstanding and unexercised options and stock appreciation rights will be immediately cancelled in the event of a termination of employment for cause.
Change of Control
In the event of a change of control (as defined in the 2024 Plan), unless other determined by the administrator as of the grant date of a particular award, the following acceleration, exercisability, and valuation provisions apply:
•On the date that a change of control occurs, all options and stock appreciation rights awarded under the 2024 Plan not previously exercisable and vested will, if not assumed, or substituted with a new award, by the successor to the Company, become fully exercisable and vested, and if the successor to the Company assumes such options or stock appreciation rights or substitutes other awards for such awards, such awards (or their substitutes) shall become fully exercisable and vested if the participant’s employment is terminated (other than a termination for cause) within two years following the change of control.
•Except as may be provided in an individual severance or employment agreement (or severance plan) to which an awardee is a party, in the event of an awardee’s termination of employment within two years after a change of control for any reason other than because of the awardee’s death, retirement, disability, or termination for cause, each option and stock appreciation right held by the awardee (or a transferee) that is vested following such termination of employment will remain exercisable until the earlier of the third anniversary of such termination of employment (or any later date until which it would have remained exercisable under such circumstances by its terms) or the expiration of its original term. In the event of an awardee’s termination of employment more than two years after a change of control, or within two years after a change of control because of the awardee’s death, retirement, disability, or termination for cause, the regular provisions of the 2024 Plan regarding employment termination (described above) will govern (as applicable).

•On the date that a change of control occurs, the restrictions and conditions applicable to any or all stock awards, stock unit awards, and other stock-based awards that are not assumed, or substituted with a new award, by the successor to the Company will lapse and such awards will become fully vested. Unless otherwise provided in an award agreement at the grant date, upon the occurrence of a change of control without assumption or substitution of the awards by the successor, any performance-based award will be deemed fully earned at the target amount as of the date on which the change of control occurs. All stock awards, stock unit awards, and other stock-based awards shall be settled or paid within 30 days of vesting. Notwithstanding the foregoing, if the change of control would not qualify as a permissible date of distribution under Section 409A(a)(2)(A) of the Internal Revenue Code, and the regulations thereunder, the awardee shall be entitled to receive the award from us on the date that would have applied, absent this provision. If the successor to us does assume (or substitute with a new award) any stock awards, stock unit awards, and other stock-based awards, all such awards shall become fully vested if the participant’s employment is terminated (other than a termination for cause) within two years following the change of control, and any performance based award will be deemed fully earned at the target amount effective as of the termination of employment.
•The administrator, in its discretion, may determine that, upon the occurrence of a change of control of us, each option and stock appreciation right outstanding will terminate within a specified number of days after notice to the participant, and/or that each participant receives, with respect to each share subject to such option or stock appreciation right, an amount equal to the excess of the fair market value of such share immediately prior to the occurrence of such change of control over the exercise price per share of such option and/or stock appreciation right; such amount to be payable in cash, in one or more kinds of stock or property (including the stock or property, if any, payable in the transaction), or in a combination thereof, as the administrator, in its discretion, determines and, if there is no excess value, the administrator may, in its discretion, cancel such awards.
•An option, stock appreciation right, stock award, stock unit award, or other stock-based award will be considered assumed or substituted for if, following the change of control, the award confers the right to purchase or receive, for each share subject to the option, stock appreciation right, stock award, stock unit award, or other stock-based award immediately prior to the change of control, the consideration (whether stock, cash, or other securities or property) received in the transaction constituting a change of control by holders of shares for each share held on the effective date of such transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that, if such consideration received in the transaction constituting a change of control
•is not solely shares of common stock of the successor company, the administrator may, with the consent of the successor company, provide that the consideration to be received upon the exercise or vesting of an option, stock appreciation right, stock award, stock unit award, or other stock-based award, for each share subject thereto, will be solely shares of common stock of the successor company with a fair market value substantially equal to the per-share consideration received by holders of shares in the transaction constituting a change of control. The determination of whether fair market value is substantially equal shall be made by the administrator in its sole discretion and its determination will be conclusive and binding.
U.S. Federal Income Tax Treatment
The following discussion is intended only as a brief summary of the federal income tax rules that are generally relevant to awards as of the date of this Proxy Statement. The laws governing the tax aspects of awards are highly technical and such laws are subject to change.
Non-Qualified Options. With respect to non-qualified options granted to participants under the 2024 Plan, (i) no income is realized by the participant at the time the non-qualified option is granted, (ii) at exercise, (a) ordinary income is realized by the participant in an amount equal to the difference between the option exercise price and the fair market value of our on the date of exercise, (b) such amount is treated as compensation and is subject to both income and wage tax withholding, and (c) we may claim a tax deduction for the same amount, and (iii) on disposition of the option shares, any appreciation or depreciation after the date of exercise of the non-qualified option, compared to the disposition price of the option shares will be treated as either short-term or long-term capital gain or loss depending on the holding period.
Incentive Stock Options. With respect to incentive stock options, there is no tax to the participant at the time of the grant. Additionally, if applicable holding period requirements (a minimum of both two years from the grant date and one year from the exercise date) are met, the participant will not recognize taxable income at the time of the exercise. However, the excess of the fair market value of the shares acquired at the time of exercise over the aggregate exercise price is an item of tax preference income, potentially subject to the alternative minimum tax. If shares acquired upon exercise of an incentive stock option are held for the holding period described above, the gain or loss (in an amount equal to the difference between the fair market value on the date of sale and the option exercise price), upon their disposition, the holding period of the option shares will be treated as a long-term capital gain or loss, and, unlike the treatment for shares issued pursuant to the exercise of a non-qualified option, we will not be entitled to any tax deduction. If the shares acquired on option exercise are disposed of in a “non-qualifying disposition” (i.e., before the holding period requirements had been met), the participant will generally realize ordinary income at the time of the disposition of the option shares in an amount equal to the lesser of (i) the excess of the fair market value of the option shares on the date of exercise of the incentive stock option over the exercise price thereof or (ii) the excess, if any, of the amount realized upon disposition of the option shares over the exercise price of the incentive stock option, and, just as the treatment for shares issued pursuant to the exercise of a non-qualified option, we will be entitled to a corresponding tax deduction. Any amount realized in excess of the value of the shares on the date of exercise will be capital gain. If the amount realized is less than the exercise price, the participant will not recognize ordinary income, and the participant will generally recognize a capital loss equal to the excess of the exercise price of the incentive stock option over the amount realized upon the disposition of the option shares.
Other Awards. The current federal income tax consequences of other awards authorized under the 2024 Plan generally follow certain basic patterns. An award of restricted shares of Common Stock results in income recognition by a participant in an amount equal to the fair market value of the shares received at the time the restrictions lapse and the shares then vest, unless the participant elects under Internal Revenue Code Section 83(b) to accelerate income recognition and the taxability of the award to the grant date. Stock unit awards generally result in income recognition by a participant at the time payment of such an award is made in an amount equal to the amount paid in cash or the then-current fair market value of the shares received, as applicable. Stock appreciation right awards result in income recognition by a participant at the time such an award is exercised in an amount equal to the amount paid in cash or the then-current fair market value of the shares received by the participant, as applicable. In each of the foregoing cases, we will generally have a corresponding deduction at the time the participant recognizes ordinary income, subject to Internal Revenue Code Section 162(m) with respect to covered employees.
Section 162(m) of the Internal Revenue Code. Internal Revenue Code Section 162(m) denies a deduction to any publicly-held corporation for compensation paid to certain “covered employees” in a taxable year to the extent that compensation to a covered employee exceeds $1,000,000. “Covered employees” generally includes the Chief Executive Officer, the Chief Financial Officer, and the three other most highly compensated executive officers.
Section 409A of the Internal Revenue Code. Awards granted under the 2024 Plan will generally be designed and administered in such a manner that they are either exempt from the application of, or comply with the requirements of, Section 409A of the Internal Revenue Code. Section 409A of the Internal Revenue Code imposes restrictions on nonqualified deferred compensation. Failure to satisfy these rules results in accelerated taxation, an additional tax to the holder in an amount equal to 20% of the deferred amount, and a possible interest charge. Options granted with an exercise price that is not less than the fair market value of the underlying shares on the date of grant will not give rise to “deferred compensation” for this purpose unless they involve additional deferral features.
Other Tax Considerations. This summary is not intended to be a complete explanation of all of the federal income tax consequences of participating in the 2024 Plan. A participant should consult his or her personal tax advisor to determine the particular tax consequences of the 2024 Plan, including the application and effect of foreign state and local taxes and any changes in the tax laws after the date of this Proxy Statement.
Amendment and Termination
The administrator may amend, alter, or discontinue the 2024 Plan or any award agreement, but any such amendment is subject to the approval of our stockholders in the manner and to the extent required by applicable law. In addition, without limiting the foregoing, unless approved by our stockholders and subject to the terms of the 2024 Plan, no such amendment shall be made that would (i) increase the maximum aggregate number of shares that may be subject to awards granted under the 2024 Plan, (ii) reduce the minimum exercise price for options or stock appreciation rights granted under the 2024 Plan, or (iii) reduce the exercise price of outstanding options or stock appreciation rights, as prohibited by the terms of the 2024 Plan without stockholder approval.
No amendment, suspension, or termination of the 2024 Plan will impair the rights of any participant with respect to an outstanding award, unless otherwise mutually agreed between the participant and the administrator, which agreement must be in writing and signed by the participant and us, except that no such agreement will be required if the administrator determines in its sole discretion that such amendment either (i) is required or advisable in order for us, the 2024 Plan, or the award to satisfy any applicable law or to meet the requirements of any accounting standard or (ii) is not reasonably likely to diminish the benefits provided under such award significantly, or that any such diminution has been adequately compensated, except that this exception shall not apply following a change of control. Termination of the 2024 Plan will not affect the administrator’s ability to exercise the powers granted to it hereunder with respect to awards granted under the 2024 Plan prior to the date of such termination.
The foregoing description of the 2024 Plan is qualified entirely by the copy of the 2024 Plan attached hereto as Annex A.
Required Vote
Assuming that a quorum is present, the affirmative vote of the holders of a majority in voting power of the shares of our Common Stock and shares of Series A-1 Preferred Stock and Series S Preferred Stock that are present in person or by proxy and entitled or required to vote on Proposal No. 2 will be necessary to approve the 2024 Plan as disclosed in this Proxy Statement. Abstentions and broker non-votes will have the effect of a vote against Proposal No. 2.

Our Board recommends that you vote “FOR” the approval of the 2024 Plan.
If no vote indication is made on the accompanying proxy card or vote instruction form prior to the start of the 2024 Annual Meeting, each such proxy will be deemed to grant authority to vote “FOR” the approval of the 2024 Plan as disclosed in this Proxy Statement and as described in this “Proposal No. 2 — Approval of the 2024 Plan.”

RATIFICATION AND APPROVAL OF THE ISSUANCE OF SHARES OF COMMON STOCK TO COMPANY PRESIDENT
(Proposal No. 3)
What Am I Voting On?
Stockholders are being asked to ratify and approve the issuance of 150,000 shares of the Company’s common stock to its President. The Company did not have sufficient shares of its Common Stock available under its 2023 Equity Incentive Plan (the “2023 Plan”) to complete the grant of shares to our President on [*], 2024. Accordingly, pursuant to Nasdaq Rule [*], we are required to obtain approval of our stockholders to finalize this grant.
Voting Recommendation
FOR the ratification and approval of the issuance of 150,000 shares of the Company’s common stock to its President.
General
The purpose of this Proposal No. 3 is to ratify and approve our Compensation Committee’s grant of 150,000 shares of Common Stock to our President. Our Compensation Committee determined in its reasonable judgment that those shares should be granted based upon our President’s performance during our transition from a biotechnology-based company at the end of our 2023fiscal year into our current status as a fintech that provides next generation blockchain-powered technologies for tokenization, trading, clearing, settlement, payment, and safe-keeping of digital assets. Further, we recently announced our strategic plan to separate into two distinct companies – fintech and biotechnology. Following consummation of this plan, we will separate our Fintech and Biotech businesses, with ALT5 continuing as a leading fintech organization post-separation. The Biotech segment will emerge as Alyea Therapeutics Corporation, an independent firm that will be dedicated to developing non-addictive pain management therapies.
Required Vote
Assuming that a quorum is present, the affirmative vote of the holders of a majority in voting power of the shares of our Common Stock and shares of Series A-1 Preferred Stock and Series S Preferred Stock that are present in person or by proxy and entitled or required to vote on Proposal No. 3 will be necessary to approve the ratification of the award as disclosed in this Proxy Statement. Abstentions and broker non-votes will have the effect of a vote against Proposal No. 3.
Our Board recommends that you vote “FOR” the ratification and approval of the issuance of 150,000 shares of our Common Stock to our President.
If no vote indication is made on the accompanying proxy card or vote instruction form prior to the start of the 2024 Annual Meeting, each such proxy will be deemed to grant authority to vote “FOR” the ratification and approval of the issuance of 150,000 shares of our Common Stock to our President as disclosed in this Proxy Statement and as described in this “Proposal No. 3 — Ratification and Approval of Issuance of Shares of Common Stock to Company President.”

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
(Proposal No. 4)

General
The Audit Committee has selected Hudgens CPA, PLLC (“Hudgens”) as the Company’s independent registered public accounting firm for our fiscal year ending December 28, 2024 and those interim periods remaining subsequent to the date of the engagement.
What Am I Voting On?
Our company is submitting its selection of Hudgens for ratification by the stockholders at the Annual Meeting. A representative of Hudgens is expected to be present at the Annual Meeting via teleconference and will be available to respond to appropriate questions.
Our Bylaws do not require that stockholders ratify the selection of our independent registered public accounting firm. However, we are submitting the selection of Hudgens to our stockholders for ratification as a matter of good corporate practice. If our stockholders do not ratify the selection, our Audit Committee will reconsider whether to retain Hudgens. Even if the selection is ratified, our Audit Committee at its discretion may change the appointment at any time during the year if it determines that such a change would be in the best interests of our stockholders and us.
Voting Recommendation
FOR ratification of our Audit Committee’s appointment of Hudgens as our independent registered public accounting firm for fiscal 2024.
During our fiscal year ended December 30, 2023 and for the subsequent interim period through June 29, 2024, neither we, nor anyone on our behalf, consulted with Hudgens regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on our financial statements or (ii) any matter that was either the subject of a disagreement as described in Item 304(a)(1)(iv) of Regulation S-K or a reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.
Fees Paid to Auditors by us During Most Recent Fiscal Years
The following fees were billed to us by our independent registered public accounting firms, Hudgens and Frazier & Deeter, LLC (“Frazier & Deeter”) in 2023 and 2022. Frazier & Deeter was appointed as our auditor on February 7, 2023 and served in such capacity until June 26, 2023.

	December 30, 2023	December 31, 2022
Audit Fees	$295,508	$353,500
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	4,000
Total	$295,508	$357,500
Audit Fees: Audit fees include fees for the audit of our consolidated financial statements and interim reviews of our quarterly financial statements, comfort letters, consents, and other services related to Securities and Exchange Commission matters.
Audit-Related Fees: Audit-related fees primarily include fees for certain audits of subsidiaries not required for purposes of Hudgens audit of our consolidated financial statements or for any other statutory or regulatory requirements, and consultations on various other accounting and reporting matters.
Tax Fees: This category consists of professional services rendered by our independent auditors for tax compliance.
All Other Fees consist of fees for services other than the services described above.

Our Audit Committee has considered whether the provision of the services described above was compatible with maintaining the independence of Frazier & Deeter.
Our Audit Committee pre-approves all audit and permissible non-audit services provided by the independent auditors.
Required Vote
Assuming that a quorum is present, the affirmative vote of the holders of a majority of the votes cast at the Annual Meeting will be necessary to approve the ratification of our Audit Committee’s appointment of Hudgens as disclosed in this Proxy Statement.

Our Board recommends a vote “FOR” ratification of our Audit Committee’s appointment of Hudgens CPA, PLLC as our independent registered public accounting firm for fiscal 2024.
If no vote indication is made on the accompanying proxy card or vote instruction form prior to the start of the 2024 Annual Meeting, each such proxy will be deemed to grant authority to vote “FOR” the ratification of the auditors as disclosed in this Proxy Statement and as described in this “Proposal No. 4 — Ratification of Appointment of independent registered public account.
APPROVAL OF ADJOURNMENT PROPOSAL
(Proposal No. 5)

What Am I Voting On?
In this proposal, we are asking you to authorize our Board to adjourn the Annual Meeting to another place, date, or time if our Board believes adjournment is necessary or appropriate. If the stockholders approve the proposal to adjourn the Annual Meeting, we would expect to adjourn the Annual Meeting and use the additional time to solicit additional votes, including the solicitation of votes from stockholders that have previously voted, if necessary to approve Proposals Nos. 1, 2, 3, or 5.
If a quorum does not exist, the holders of a majority of shares present at the Annual Meeting in person or by proxy may adjourn the Annual Meeting to another place, date, or time.
Voting Recommendation
FOR the approval of granting our Board the authority to adjourn the Annual Meeting if our Board deems it necessary or appropriate.
Required Vote
Stockholder approval of this Proposal No. 5 requires a FOR vote from at least a majority of the votes cast. Abstentions and broker non-votes will have the effect of a vote against this proposal.

Our Board recommends a vote “FOR” the approval of the Adjournment Proposal.
If no vote indication is made on the accompanying proxy card or vote instruction form prior to the start of the 2024 Annual Meeting, each such proxy will be deemed to grant authority to vote “FOR” the approval of the Adjournment Proposal as disclosed in this Proxy Statement and as described in this “Proposal No. 5 — Approval of the Adjournment Proposal.”

EXECUTIVE COMPENSATION
The following table sets forth the cash and non-cash compensation for fiscal years ended December 30, 2023 and December 31, 2022, earned by each person who served as Chief Executive Officer during fiscal 2023, and our other most highly compensated executive officer who held office as of December 30, 2023 (“named executive officers”):
Summary Compensation Table for Fiscal Year Ended December 30, 2023

Name and principal Position (1)	Year	Salary	Bonus	Stock Awards	Option Awards	All Other Compensation	Total
Tony Isaac	2023	$617,709	$—	$200,000	$—	$—	$817,709
President, Chief Executive Officer, and Secretary	2022	$550,324	$75,000	$—	$—	$—	$625,324
Virland A. Johnson	2023	$224,346	$—	$125,000	$—	$—	$349,346
Chief Financial Officer	2022	$250,324	$—	$—	$—	$—	$250,324
(1) We had two executive officers for the fiscal year ended December 30, 2023.
Pay vs Performance.
In August 2022, the SEC adopted amendments to its rules to require companies to disclose information reflecting the relationship between executive compensation actually paid by a company and the company’s financial performance. In accordance with the new SEC rules, the table below specifies executive compensation paid to Tony Isaac, the Company’s Principal Executive Officer (“PEO”), and the other NEOs for the Company’s two most recently completed fiscal years, and financial performance measures for the Company’s two most recently completed fiscal years. The methodology for calculating amounts presented in the columns “Compensation Actually Paid to PEO” [column (4)] and “Average Compensation Actually Paid to Non-PEO NEOs” [column (6)], including details regarding the amounts that were deducted from, and added to, the Summary Compensation Table totals to arrive at the values presented for Compensation Actually Paid, are provided in the footnotes to the table. With respect to the measures of performance, the table includes the Company’s cumulative Total Shareholder Return (TSR) and Net Income as noted in the Company’s audited financial statements. Also, below is a description of the relationship between the executive compensation actually paid and the Company’s cumulative TSR and Net Income for the periods noted in the Pay vs Performance Table below.

Year	PEO	Summary Compensation Table Total for PEO	Compensation Actually Paid to PEO		Average Summary Compensation Table Total for Non-PEO NEO’s	Average Compensation Actually Paid to Non-PEO NEO’s		Value of Initial $100 Investment Based on Total Stockholder Return		Net Income (in $000's)
(1)	(2)	(3)	(4)		(5)	(6)		(7)		(8)
2023	Tony Isaac	$817,709	$617,709	(a)	$349,346	$224,346	(b)	$40.88	(c)	$(7,812)
2022	Tony Isaac	$625,324	$625,324		$250,324	$250,324		$33.50	(d)	$10,992
2021	Tony Isaac	$550,324	$550,324		$149,363	$149,363		$83.64	(e)	$(16,887)

(a)Actual Compensation paid to the PEO in 2023 [column (4)] is less than the Summary Compensation Table (“SCT”) Total [column (3)] resulting from a reduction of Mr. Isaac’s $200,000 in Stock Awards that were granted during fiscal 2023, but not received by Mr. Isaac until fiscal 2024.
(b)For the Non-PEO NEOs, Average Compensation Actually Paid in 2023 [column (6)] is less than the Average SCT Total [column (5)] as reported for the corresponding year in the “Total” column of the SCT due to Stock Awards that were granted during fiscal 2023, but not received by Non-PEO NEOs until fiscal 2024. The Non-PEO NEO during 2023 was Virland A. Johnson.
(c)Cumulative total stockholder return (TSR) for the period January 1, 2023 through December 31, 2022 was (66.5)%. An investment of $100.00 as of December 30, 2023 would resultingly have a value of $40.88 as of December 30, 2023.

(d)Cumulative total stockholder return (TSR) for the period January 1, 2022 through December 31, 2022 was (66.5)%. An investment of $100.00 as of January 1, 2022 would resultingly have a value of $33.50 as of December 31, 2022..
(e)Cumulative total stockholder return (TSR) for the period January 2, 2021 through January 1, 2022 was (16,36)%. An investment of $100.00 as of January 2, 2021 would resultingly have a value of $83.64 as of January 1, 2022.
Relationship Between Compensation Actually Paid (“CAP) and Performance Measures
The following charts show graphically the relationships over the past three years of the CAP amounts for the Company’s PEO and Other NEO’s as compared to the Company’s (i) cumulative shareholder return and (ii) net income.

Outstanding Equity Awards at December 30, 2023
The following table provides a summary of equity awards outstanding for our Named Executive Officers at December 30, 2023:

Name	Number of Securities Underlying Unexercised Options (in shares) exercisable	Number of Securities Underlying Unexercised Options (in shares) unexercisable	Option Exercise Price ($)	Option Expiration Date
Tony Isaac	2,000	—	$9.90	5/18/2025
Virland A. Johnson	—	—	$—	—
Stock Option Plans
We use stock options, restricted stock awards, and restricted stock units to attract and retain executives, directors, consultants, and key employees. Stock options are currently outstanding under the 2011 Plan and the 2016 Plan, and restricted stock units are outstanding under the 2023 Plan. Our 2023 Equity Incentive Plan (the “2023 Plan”) was adopted by our Board in August 2023 and approved by the stockholders at the 2023 Annual Meeting of stockholders. Under the 2023 Plan, the maximum aggregate number of shares that may be subject to or delivered under Awards granted under the Plan is two million (2,000,000) shares. Awards may be in the form of a Stock Award, Option, Stock Appreciation Right, Stock Unit, or Other Stock-based Award granted in accordance with the terms of the respective Plan. Our 2016 Stock Compensation Plan (the “2016 Plan”) was adopted by our Board in October 2016 and approved by the stockholders at the 2016 Annual Meeting of Stockholders. Under the Plan, we reserved an aggregate of 400,000 shares of our Common Stock for option grants. Our 2011 Stock Compensation Plan (the “2011 Plan”) was adopted by our Board in March 2011 and approved by our stockholders at the 2011 Annual Meeting of Stockholders. The 2011 Plan expired on December 29, 2016, but options granted under the 2011 Plan before it expired will continue to be exercisable in accordance with their terms. As of December 30, 2023, options to purchase an aggregate of up to 114,000 shares of our Common Stock were outstanding, including options to purchase an aggregate of up to 100,000 shares of our Common Stock under the 2016 Plan and options to purchase an aggregate of up to 14,000 shares of our Common Stock under the 2011 Plan. As of December 30, 2023, 345,000 in restricted stock units, or 908,852 underlying shares of our Common Stock, were outstanding. The Plans are administered by our Compensation Committee or our full Board, acting as the Committee.
The Plan permits the grant of the following types of awards, in the amounts and upon the terms determined by the Administrator:
•Options. Options may either be incentive stock options (“ISOs”) which are specifically designated as such for purposes of compliance with Section 422 of the Internal Revenue Code or non-qualified stock options (“NSOs”). Options shall vest as determined by the Administrator, subject to certain statutory limitations regarding the maximum term of ISOs and the maximum value of ISOs that may vest in one year. The exercise price of each share subject to an ISO will be equal to or greater than the fair market value of a share on the date of the grant of the ISO, except in the case of an ISO grant to a stockholder who owns more than 10% of our outstanding shares, in which case the exercise price will be equal to or greater than 110% of the fair market value of a share on the grant date. The exercise price of each share subject to an NSO is be determined by our Board at the time of grant but will be equal to or greater than the fair market value of a share on the date of grant. Recipients of options have no rights as a stockholder with respect to any shares covered by the award until the award is exercised and a stock certificate or book entry evidencing such shares is issued or made, respectively.
•Restricted Stock Awards. Restricted stock awards consist of shares granted to a participant that are subject to one or more risks of forfeiture. Restricted stock awards may be subject to risk of forfeiture based on the passage of time or the satisfaction of other criteria, such as continued employment or Company performance. Recipients of restricted stock awards are entitled to vote and receive dividends attributable to the shares underlying the award beginning on the grant date.
•Restricted Stock Units. Restricted stock units consist of a right to receive shares (or cash, in the Administrator’s discretion) on one or more vesting dates in the future. The vesting dates may be based on the passage of time or the satisfaction of other criteria, such as continued employment or Company performance. Recipients of restricted stock units have no rights as a stockholder with respect to any shares covered by the award until the date a stock certificate or book entry evidencing such shares is issued or made, respectively.

Compensation of Non-Employee Directors
We use a combination of cash and share-based incentive compensation to attract and retain qualified candidates to serve on our Board. In setting director compensation, we consider the significant amount of time that directors expend fulfilling their duties to the Company, as well as the skill level that we require of members of our Board.
The table below presents cash and non-cash compensation paid to non-employee directors during the 2023 fiscal year.
Non-Management Director Compensation for Fiscal Year Ended December 30, 2023

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)	All Other Compensation ($)	Total ($)
John Bitar	18,000	—	—	18,000
Richard D. Butler, Jr.	30,000	—	—	30,000
Nael Hajjar	14,400	—	—	14,400
Policy Prohibiting Hedging
We consider it improper and inappropriate for our directors, officers, and other employees to engage in any transactions that hedge or offset, or are designed to hedge or offset, any decrease in the value of our securities. As such, our no hedging policy prohibits all employees, including directors and executive officers, from engaging in any speculative or hedging transactions or any other transactions that are designed to offset any decrease in the value of our securities.

TRANSACTIONS WITH RELATED PERSONS
Shared Services
Tony Isaac, the Company’s President, is the father of Jon Isaac, President and Chief Executive Officer of Live Ventures Incorporated (“Live Ventures”) and managing member of ICG. Tony Isaac, Chief Executive Officer and Richard Butler, Board of Directors member of the Company, are both Board of Directors members of Live Ventures. The Company also shares certain executive, accounting and legal services with Live Ventures. The total services shared were approximately $203,000 and approximately $314,000 for fiscal years ending December 30, 2023 and December 31, 2022, respectively. Connexx rents approximately 9,900 square feet of office space from Live Ventures at its Las Vegas, Nevada office. Effective August 2023, due to the winding down of operations of the Recycling Subsidiaries, we ceased leasing office space in the Las Vegas, Nevada facility. The total rent and common area expenses for Connexx at the Las Vegas, Nevada office were approximately $103,000 and approximately $215,000 for fiscal years ending December 30, 2023 and December 31, 2022, respectively. Mr. Isaac also served as the Company's Chief Executive Officer until August 26, 2024.

Sale of Recycling Subsidiaries
On March 9, 2023, the Company entered into a Stock Purchase Agreement (the “Recycling Purchase Agreement”) with VM7 Corporation, a Delaware corporation (“VM7”), under which it agreed to acquire all of the outstanding equity interests of the Recycling Subsidiaries consisting of: (a) ARCA Recycling, Inc., (b) ARCA Canada, and (c) Connexx. The principal of VM7 is Virland A. Johnson, our Chief Financial Officer. The sale of all of the outstanding equity interests of the Recycling Subsidiaries to VM7 under the Recycling Purchase Agreement was consummated simultaneously with the execution of the Recycling Agreement. The Company’s Board of Directors unanimously approved the Recycling Purchase Agreement and the Disposition Transaction. The Recycling Purchase Agreement is retroactively effective as of March 1, 2023. During the fourth quarter of fiscal 2023, VM7 determined that, after expending significant amounts of time and resources, it was unable to obtain sufficient equity or debt financing to continue the operations of the Recycling Subsidiaries. Accordingly, the Company was advised that the operations of the Recycling Subsidiaries were wound down and, ultimately, ceased. Because the Company did not receive all of the economic benefits of the Disposition Transaction and understands that it will not receive any future benefits of the Disposition Transaction, the Company determined to fully impair the $5.3 million carrying value of the Disposition Transaction on its balance sheet. The Company also determined not to exercise any of its remedies under the Recycling Purchase Agreement so that the Company could maintain its focus on its clinical-stage biopharmaceutical activities..
Related Party ICG Note
On August 28, 2019, ARCA Recycling entered into and delivered to ICG a secured revolving line of credit promissory note, whereby ICG agreed to provide ARCA Recycling with a $2.5 million revolving credit facility (the “ICG Note”). See Note 6. Jon Isaac is the manager and sole member of ICG, and the son of Tony Isaac, the Chief Executive Officer of JanOne and, previously, ARCA Recycling. ICG is a record and beneficial owner of 13.6% of the outstanding common stock of the Company. The ICG Note was originally a component of the sale of the Recycling Subsidiaries in March 2023; however, because of the winding down of operations of the Recycling Subsidiaries during Q4 2023, and because the ICG Note was guaranteed by the Company, it recorded a liability in the amount of approximately $690,000 for the principal balance due on the note, which was offset against the gain on sale of the Recycling Subsidiaries. See Note 4. Additionally, effective February 2024, the ICG Note was amended to reflect the Company as co-maker on the ICG Note. See Note 22. The ICG Note matures in March 2026, and bears interest at 8.75% per annum. Monthly payments on the note are approximately $24,767. As of December 30, 2023, the balance outstanding was approximately $706,000.
ARCA Recycling Purchasing Agreement
On April 5, 2022, ARCA Recycling entered into a Purchasing Agreement with Live Ventures. Pursuant to the Purchasing Agreement, Live Ventures agrees to purchase inventory from time to time for ARCA, as set forth in submitted purchase orders. The inventory is owned by Live Ventures until payment from ARCA Recycling is received. All purchases made by ARCA Recycling shall be paid back to Live Ventures in full plus an additional five percent surcharge or broker-type fee. The term of the Purchasing Agreement is one year, and automatically renews if not terminated by either party, as provided for in the Purchasing Agreement. The liability for the Purchasing Agreement was originally a component of the sale of the Recycling Subsidiaries in March 2023; however, because of the winding down of operations of the Recycling Subsidiaries during Q4 2023, and because the Purchasing Agreement was guaranteed by the Company, it recorded a liability in the amount of approximately $692,000 for the principal balance due under the Purchasing Agreement, which was offset against the gain on sale of the Recycling Subsidiaries. See Note 4. As of the years ended December 30, 2023 and December 31, 2022, the amount due to Live Ventures was approximately $692,000 and $624,000, respectively.

AUDIT COMMITTEE REPORT
Our Audit Committee operates pursuant to a charter that it reviews annually. Additionally, a brief description of the primary responsibilities of our Audit Committee is included in this Proxy Statement under the discussion of “The Board of Directors and Certain Governance Matters — Committee Membership — Audit Committee.” Under our Audit Committee’s charter, management is responsible for the preparation, presentation, and integrity of our financial statements, the application of accounting and financial reporting principles, and our internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent registered public accounting firm is responsible for auditing our financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States of America.
In the performance of its oversight function, our Audit Committee reviewed and discussed the audited financial statements and internal control over our financial reporting with management and with the independent registered public accounting firm. Our Audit Committee also discussed with the independent registered public accounting firm the matters required to be discussed by Public Company Accounting Oversight Board Auditing Standard No. 1301 “Communications with Audit Committee.” In addition, our Audit Committee received the written disclosures and the letters from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with our Audit Committee concerning independence and discussed with the independent registered public accounting firm their independence.
Based upon the review and discussions described in the preceding paragraph, our Audit Committee recommended to our Board that our audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 30, 2023, filed with the SEC.
[*]        The Audit Committee
Richard D. Butler, Jr. (Chair)
John Bitar
Nael Hajjar
OTHER MATTERS
At the date of this Proxy Statement, our management knows of no other matters which may come before the Annual Meeting. However, if any other matters properly come before the meeting, it is the intention of the persons named in the accompanying proxy form to vote such proxies received by us in accordance with their judgment on such matters.
ANNUAL REPORT
A copy of our Annual Report on Form 10-K for the fiscal year ended December 30, 2023 has been mailed to you with this Proxy Statement. Except as provided above, the Annual Report is not to be considered a part of these proxy soliciting materials or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Exchange Act. The information contained in the “Audit Committee Report” shall not be deemed “filed” with the SEC or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Exchange Act. We will provide upon written request, without charge to each stockholder of record as of the Record Date, a copy of our Annual Report on Form 10-K for the fiscal year ended December 30, 2023, as filed with the SEC. Any exhibits listed in the Form 10-K also will be furnished upon request at the actual expense incurred by us in furnishing such exhibits. Any such requests should be directed to our Corporate Secretary at our principal executive offices at 325 E. Warm Springs Road, Suite 102, Las Vegas, Nevada 89119.
STOCKHOLDERS ARE URGED TO VOTE BY INTERNET OR TELEPHONE OR IMMEDIATELY MARK, DATE, SIGN, AND RETURN THE ENCLOSED PROXY VIA FACSIMILE TO THE ATTENTION OF CORPORATE SECRETARY, ALT5 SIGMA CORPORATION, AT (702) 997-5968 OR IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOUR VOTE IS IMPORTANT.
By Order of the Board of Directors
/s/ Tony Isaac
Tony Isaac, Secretary
October [*], 2024

APPENDIX A
ALT5 SIGMA CORPORATION 2024 EQUITY INCENTIVE PLAN
PROPOSED 2024 PLAN
1.    Purpose of the Plan. The purpose of this Plan is to enhance stockholder value by linking the compensation of officers, directors, key employees, and consultants of the Company to increases in the price of ALT5 Sigma Corporation common stock and the achievement of other performance objectives, and to encourage ownership in the Company by key personnel, whose long-term employment is considered essential to the Company’s continued progress and success. The Plan is also intended to assist the Company in the recruitment of new employees and to motivate, retain, and encourage such employees and directors to act in the stockholders’ interest and share in the Company’s success.
2.    Definitions. As used herein, the following definitions shall apply:
(a)    “Administrator” means the Board, any Committee, or such delegates as shall be administering the Plan in accordance with Section 4 of the Plan.
(b)    “Affiliate” means any Subsidiary or other entity that is directly or indirectly controlled by the Company or any entity in which the Company has a significant ownership interest as determined by the Administrator. The Administrator shall, in its sole discretion, determine which entities are classified as Affiliates and designated as eligible to participate in this Plan.
(c)    “Applicable Law” means the requirements relating to the administration of stock option plans under U.S. federal and state laws, any stock exchange, or quotation system on which the Company has listed or submitted for quotation Common Stock to the extent provided under the terms of the Company’s agreement with such exchange or quotation system and, with respect to Awards subject to the laws of any foreign jurisdiction where Awards are, or will be, granted under the Plan, the laws of such jurisdiction.
(d)    “Award” means a Stock Award, Option, Stock Appreciation Right, Stock Unit, or Other Stock-based Award granted in accordance with the terms of the Plan, or any other property (including cash) granted pursuant to the provisions of the Plan.
(e)    “Awardee” means an Employee, Director, or Consultant who has been granted an Award under the Plan.
(f)    “Award Agreement” means a Stock Award Agreement, Option Agreement, Stock Appreciation Right Agreement, Restricted Stock Unit Agreement, or Other Stock-based Award Agreement that may be in written or electronic format, in such form and with such terms as may be specified by the Administrator, evidencing the terms and conditions of an individual Award. Each Award Agreement is subject to the terms and conditions of the Plan. The Award Agreement shall be delivered to the Participant receiving such Award upon, or as promptly, as is reasonably practicable following, the grant of such Award. The effectiveness of an Award shall not be subject to the Award Agreement’s being signed by the Company and/or the Participant receiving the Award unless specifically so provided in the Award Agreement.
(g)    “Board” means the Board of Directors of the Company.
(h)    “Change of Control” shall mean, except as otherwise provided in an Award Agreement, one of the following shall have taken place after the date of this Agreement:
(I)    any one person, or group of owners of another corporation who, acting together through a merger, consolidation, purchase, acquisition of stock, or the like (a “Group”), acquires ownership of Shares of the Company that, together with the Shares held by such person or Group, constitutes more than fifty percent (50%) of the total fair market value or total voting power of the Shares of the Company (or other voting securities of the Company then outstanding); however, if such person or Group is considered to own more than fifty percent (50%) of the total fair market value or total voting power of the Shares (or other voting securities of the Company then outstanding) before this transfer of the Company’s Shares (or other voting securities of the Company then outstanding), the acquisition of additional Shares (or other voting securities of the Company then outstanding) by the same person or Group shall not be considered to cause a Change of Control of the Company; or
(II)    any one person or Group acquires (or has acquired during the twelve (12)-month period ending on the date of the most recent acquisition by such person or persons) ownership of Shares (or other voting securities of the Company then outstanding) of the Company possessing thirty percent (30%) or more of the total voting power of the Shares (or other voting securities then outstanding) of the Company where such person or Group is not merely acquiring additional control of the Company; or
(III)    a majority of members of the Company’s Board is replaced during any twelve (12)-month period by directors whose appointment or election is not endorsed by a majority of the members of the Company’s Board prior to the date of the appointment or election (the “Incumbent Board”), but excluding, for purposes of determining whether a majority of the Incumbent Board has endorsed any candidate for election to the Board, any individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person or Group other than the Company’s Board; or
(IV)    any one person or Group acquires (or has acquired during the twelve (12)-month period ending on the date of the most recent acquisition by such person or Group) all or substantially all of the assets from the Company that have a total gross fair market value equal to or more than forty percent (40%) of the total fair market value of all assets of the Company immediately prior to such acquisition or acquisitions. For this purpose, “gross fair market value” means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets. A transfer of assets by the Company will not result in a Change of Control if the assets are transferred to:
(A)    a stockholder of the Company (immediately before the asset transfer)    in exchange for or with respect to its stock;
(B)    an entity, fifty percent (50%) or more of the total value or voting power of which is owned, directly or indirectly, by the Company immediately after the transfer of assets;
(C)    a person or Group that owns, directly or indirectly, fifty percent (50%) or more of the total value or voting power of all the outstanding stock of the Company; or
(D)    an entity, at least fifty percent (50%) of the total value or voting power of which is owned directly or indirectly, by a person described in subparagraph (h)(i), above; or
(E)    Stockholders of the Company approve a plan of complete liquidation or dissolution of the Company.
Notwithstanding the foregoing, if any payment or distribution event applicable to an Award is subject to the requirements of Section 409A(a)(2)(A) of the Code, the determination of the occurrence of a Change of Control shall be governed by applicable provisions of Section 409A(a)(2)(A) of the Code and regulations and rulings issued thereunder for purposes of determining whether such payment or distribution may then occur.
(i)    “Code” means the United States Internal Revenue Code of 1986, as amended, and any successor thereto, the Treasury Regulations thereunder, and other relevant interpretive guidance issued by the Internal Revenue Service or the Treasury Department. Reference to any specific section of the Code shall be deemed to include such regulations and guidance, as well as any successor provision of the Code.
(j)    “Committee” means a committee of Directors appointed by the Board in accordance with Section 4 of the Plan or, in the absence of any such special appointment, the Compensation Committee of the Board.
(k)    “Common Stock” means the Common Stock, $0.001 par value per share, of the Company, or any security of the Company issued in substitution, exchange, or lieu thereof.
(l)    “Company” means ALT5 Sigma Corporation, a Nevada corporation, or, except as utilized in the definition of Change of Control, its successor.

(m)    “Consultant” means an individual providing services to the Company or any of its Affiliates as an independent contractor, and includes prospective consultants who have accepted offers of consultancy for the Company or any of its Affiliates, so long as such person (i) renders bona fide services that are not in connection with the offer and sale of the Company’s securities in a capital-raising transaction, (ii) does not directly or indirectly promote or maintain a market for the Company’s securities, and (iii) otherwise qualifies as a consultant under the applicable rules of the Securities and Exchange Commission for registration of shares of stock on a Registration Statement on Form S-8.
(n)    “Conversion Award” has the meaning set forth in Section 4(b)(xii) of the Plan.
(o)    “Director” means a member of the Board. Any Director who does not serve as an employee of the Company is referred to herein as a “Non-employee Director.”
(p)    “Disability” means (I) “Disability” as defined in any employment, consulting, or similar agreement to which the Participant is a party or (II) if there is no such agreement or it does not define “Disability,” (A) permanent and total disability as determined under the Company’s long-term disability plan applicable to the Participant or (B) if there is no such plan applicable to the Participant or the Committee determines otherwise in an applicable Award Agreement. “Disability” shall mean the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than twelve (12) months, as determined by the Committee. Notwithstanding the above, with respect to an Incentive Stock Option, Disability shall mean permanent and total disability as defined in Section 22(e)(3) of the Code and, with respect to any Award that constitutes “nonqualified deferred compensation” within the meaning of Section 409A of the Code, the foregoing definition shall apply for purposes of vesting of such Award, provided that such Award shall not be settled until the earliest of: (x) the Participant’s “disability” within the meaning of Section 409A of the Code, (y) the Participant’s “separation from service” within the meaning of Section 409A of the Code, and (z) the date such Award would otherwise be settled pursuant to the terms of the Award Agreement.
(q)    “Disaffiliation” means a Subsidiary’s or Affiliate’s ceasing to be a Subsidiary or Affiliate for any reason (including, without limitation, as a result of a public offering, or a spin-off or sale by the Company, of the stock of the Subsidiary or Affiliate) or a sale of a division of the Company and its Affiliates.
(r)    “Employee” means a regular, active employee of the Company or any Affiliate, including an Officer or Director who is also a regular, active employee of the Company or any Affiliate. The Administrator shall determine whether the Chairman of the Board qualifies as an “Employee.” For any and all purposes under the Plan, the term “Employee” shall not include a person hired as a leased employee, Consultant, or a person otherwise designated by the Administrator, the Company, or an Affiliate at the time of hire as not eligible to participate in or receive benefits under the Plan or not on the payroll, even if such ineligible person is subsequently determined to be an employee of the Company or an Affiliate or otherwise an employee by any governmental or judicial authority. Unless otherwise determined by the Administrator in its sole discretion, for purposes of the Plan, an Employee shall be considered to have terminated employment and to have ceased to be an Employee if his or her employer ceases to be an Affiliate, even if he or she continues to be employed by such employer.
(s)    “Exchange Act” means the United States Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and any successor thereto.
(t)    “Fair Market Value” means the Nasdaq Official Closing Price (“NOCP”) for one share of Common Stock on the day prior to the date of the grant of the Award or the average of the NOCP for the five trading days prior to the date of the grant of the Award if the Common Stock is listed on the Nasdaq Stock Market LLC. If not so listed, Fair Market Value shall mean the Volume Weighted Average Price (the “VWAP”) for the five (5) trading days prior to the date on which the Committee shall calculate the VWAP, or if the Common Stock had not been traded on each such measurement date, then on the next preceding date(s) on which Common Stock had been traded, in either event, as such trading day price(s) were reported on a consolidated basis on the primary national securities exchange on which such Common Stock was then traded on the date(s) of measurement. Alternatively, if the Common Stock is not listed on the Nasdaq Stock Market LLC, Fair Market Value could otherwise be determined by the Committee in its good faith discretion, utilizing an alternative methodology to the VWAP, taking into account, to the extent appropriate, the requirements of Section 409A of the Code. If the

Common Stock is not listed on any national securities exchange, Fair Market Value shall be determined by the Committee in its good faith discretion, taking into account, to the extent appropriate, the requirements of Section 409A of the Code.
(u)    “Grant Date” means, with respect to each Award, the date upon which the Award is granted to an Awardee pursuant to this Plan, which may be a designated future date as of which such Award will be effective, as determined by the Committee.
(v)    “Incentive Stock Option” means an Option that is identified in the Option Agreement as intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder, and that actually does so qualify.
(w)    “Nonqualified Stock Option” means an Option that is not an Incentive Stock Option.
(x)    “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.
(y)    “Option” means a right granted under Section 8 of the Plan to purchase a number of Shares at such exercise price, at such times, and on such other terms and conditions as are specified in the agreement or other documents evidencing the Award (the “Option Agreement”). Both Incentive Stock Options and Nonqualified Stock Options may be granted under the Plan.
(z)    “Other Stock-based Award” means an Award granted pursuant to Section 12 of the Plan on such terms and conditions as are specified in the agreement or other documents evidencing the Award (the “Other Stock-based Award Agreement”).
(aa)    “Participant” means the Awardee or any person (including any estate) to whom an Award has been assigned or transferred as permitted hereunder.
(bb)    “Performance Criteria” shall have the meaning set forth in Section 13(b) of the Plan.
(cc)    “Plan” means this 2024 Equity Incentive Plan, as set forth herein and as hereafter amended from time to time.
(dd)    “Retirement” means, unless the Administrator determines otherwise, voluntary Termination of Employment by a Participant from the Company and its Affiliates after attaining age sixty (60) and having completed at least ten (10) years of service for the Company and its Affiliates, excluding service with an Affiliate of the Company prior to the time that such Affiliate became an Affiliate of the Company.
(ee)    “Securities Act” means the United States Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, and any successor thereto.
(ff)    “Share” means a share of Common Stock, as adjusted in accordance with Section 15 of the Plan.
(gg)    “Stock Appreciation Right” means a right granted under Section 10 of the Plan on such terms and conditions as are specified in the agreement or other documents evidencing the Award (the “Stock Appreciation Right Agreement”).
(hh)    “Stock Award” means an award or issuance of Shares made under Section 11 of the Plan, the grant, issuance, retention, vesting, and/or transferability of which is subject during specified periods of time to such conditions (including, without limitation, continued employment or performance conditions) and terms as are expressed in the agreement or other documents evidencing the Award (the “Stock Award Agreement”).
(ii)    “Stock Unit” means a bookkeeping entry representing an amount equivalent to the Fair Market Value of one Share, payable in cash, property, or Shares. Stock Units represent an unfunded and unsecured obligation of the Company, except as otherwise provided for by the Administrator.

(jj)    “Stock Unit Award” means an award or issuance of Stock Units made under Section 12 of the Plan, the grant, issuance, retention, vesting, and/or transferability of which is subject during specified periods of time to such conditions (including, without limitation, continued employment or performance conditions) and terms as are expressed in the agreement or other documents evidencing the Award (the “Stock Unit Award Agreement”).
(kk)    “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company; provided, that each company in the unbroken chain (other than the Company) owns, at the time of determination, stock possessing 50% or more of the total combined voting power of all classes of stock, in one of the other corporations in such chain.
(ll)    “Termination for Cause” means, unless otherwise provided in an Award Agreement, Termination of Employment on account of any act of fraud or intentional misrepresentation or embezzlement, misappropriation, or conversion of assets of the Company or any Affiliate, or the intentional and repeated violation of the written policies or procedures of the Company; provided, that, for an Employee who is party to an individual severance or employment agreement defining Cause, “Cause” shall have the meaning set forth in such agreement except as may be otherwise provided in such agreement. For purposes of this Plan, a Participant’s Termination of Employment shall be deemed to be a Termination for Cause if, after the Participant’s employment has terminated, facts and circumstances are discovered that would have justified, in the opinion of the Committee, a Termination for Cause.
(mm)    “Termination of Employment” means, for purposes of this Plan, unless otherwise determined by the Administrator, ceasing to be an Employee (as determined in accordance with Section 3401(c) of the Code and the regulations promulgated thereunder) of the Company and any of its Subsidiaries or Affiliates. Unless otherwise determined by the Committee in the terms of an Award Agreement or otherwise, if a Participant’s employment with the Company and its Affiliates terminates but such Participant continues to provide services to the Company and its Affiliates in a Non-employee Director capacity, such change in status shall not be deemed a Termination of Employment. A Participant employed by, or performing services for, a Subsidiary or an Affiliate or a division of the Company and its Affiliates shall be deemed to incur a Termination of Employment if, as a result of a Disaffiliation, such Subsidiary, Affiliate, or division ceases to be a Subsidiary, Affiliate, or division, as the case may be, and the Participant does not immediately thereafter become an Employee of (or service provider for), or member of the board of directors of, the Company or another Subsidiary or Affiliate. Temporary absences from employment because of illness, vacation, or leave of absence and transfers among the Company and its Subsidiaries and Affiliates shall not be considered Terminations of Employment. In addition, Termination of Employment shall mean a “separation from service” as defined in regulations issued under Code Section 409A whenever necessary to ensure compliance therewith for any payment or settlement of a benefit conferred under this Plan that is subject to such Code section, and, for such purposes, shall be determined based upon a reduction in the bona fide level of services performed to a level equal to twenty percent (20%) or less of the average level of services performed by the Employee during the immediately preceding thirty-six (36)-month period.
3.    Stock Subject to the Plan.
(a)    Aggregate Limit. Subject to the provisions of Section 15(a) of the Plan, the maximum aggregate number of Shares which may be subject to or delivered under Awards granted under the Plan is three million (3,000,000) Shares. Shares subject to or delivered under Conversion Awards shall not reduce the aggregate number of Shares which may be subject to or delivered under Awards granted under this Plan. The Shares issued under the Plan may be either Shares reacquired by the Company, including Shares purchased in the open market, or authorized but unissued Shares.
(b)    Code Section 422 Limits; Limit on Awards to Directors. Subject to the provisions of Section 15(a) of the Plan, the aggregate number of Shares that may be subject to all Incentive Stock Options granted under the Plan shall not exceed the total aggregate number of Shares that may be subject to or delivered under Awards under the Plan, as the same may be amended from time to time. Notwithstanding any other provision of the Plan to the contrary, the aggregate grant date fair value (computed as of the date of grant in accordance with applicable financial accounting rules) of all Awards granted to any Non-employee Director during any single calendar year shall not exceed one hundred thousand (100,000) Shares.
(c)    Share Counting Rules.

(I)    For purposes of this Section 3 of the Plan, Shares subject to Awards that have been canceled, expired, settled in cash, or not issued or forfeited for any reason (in whole or in part) shall not reduce the aggregate number of Shares that may be subject to or delivered under Awards granted under this Plan and shall be available for future Awards granted under this Plan.
(II)    Shares subject to Awards that have been retained by the Company in payment or satisfaction of the purchase price of an Award or the tax withholding obligation of an Awardee, and Shares that have been delivered (either actually or constructively by attestation) to the Company in payment or satisfaction of the purchase price of an Award or the tax withholding obligation of an Awardee, shall not be available for grant under the Plan.
(III)    Conversion Awards shall not reduce the Shares authorized for grant under the Plan or the limitations on Awards to a Participant under subsection (b), above, nor shall Shares subject to a Conversion Award again be available for an Award under the Plan as provided in this subsection (c).
4.    Administration of the Plan.
(a)    Procedure.
(I)    Multiple Administrative Bodies. The Plan shall be administered by the Board, a Committee designated by the Board to so administer this Plan, and/or their respective delegates.
(II)    Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3 promulgated under the Exchange Act (“Rule 16b-3”), Awards to Officers and Directors shall be made by the entire Board or a Committee of two or more “non-employee directors” within the meaning of Rule 16b-3.
(III)    Other Administration. To the extent required by the rules of the principal U.S. national securities exchange on which the Shares are traded, the members of the Committee shall also qualify as “independent directors” as set forth in such rules. Except to the extent prohibited by Applicable Law, the Board or a Committee may delegate to a Committee of one or more Directors or to authorized officers of the Company the power to approve Awards to persons eligible to receive Awards under the Plan who are not subject to Section 16 of the Exchange Act.
(IV)    Awards to Directors. The Board shall have the power and authority to grant Awards to Non-employee Directors, including the authority to determine the number and type of awards to be granted; determine the terms and conditions, not inconsistent with the terms of this Plan, of any award; and to take any other actions the Board considers appropriate in connection with the administration of the Plan.
(V)    Delegation of Authority for the Day-to-Day Administration of the Plan. Except to the extent prohibited by Applicable Law, the Administrator may delegate to one or more individuals the day-to-day administration of the Plan and any of the functions assigned to it in this Plan. Such delegation may be revoked at any time.
(b)    Powers of the Administrator. Subject to the provisions of the Plan and, in the case of a Committee or delegates acting as the Administrator, subject to the specific duties delegated to such Committee or delegates, the Administrator shall have the authority, in its discretion:
(I)    to select the Non-employee Directors, Consultants, and Employees of the Company or its Affiliates to whom Awards are to be granted hereunder;
(II)    to determine the number of Shares of Common Stock to be covered by each Award granted hereunder;
(III)    to determine the type of Award to be granted to the selected Employees, Consultants, and Non-employee Directors;
(IV)    to approve forms of Award Agreements;

(V)    to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise and/or purchase price, the time or times when an Award may be exercised (which may or may not be based on Performance Criteria), the vesting schedule, any vesting and/or exercisability provisions, terms regarding acceleration of Awards or waiver of forfeiture restrictions, the acceptable forms of consideration for payment for an Award, the term, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine and may be established at the time an Award is granted or thereafter;
(VI)    to correct administrative errors;
(VII)    to construe and interpret the terms of the Plan (including sub-plans and Plan addenda) and Awards granted pursuant to the Plan;
(VIII)    to adopt rules and procedures relating to the operation and administration of the Plan to accommodate the specific requirements of local laws and procedures. Without limiting the generality of the foregoing, the Administrator is specifically authorized (A) to adopt rules and procedures regarding the conversion of local currency, the shift of tax liability from employer to employee (where legally permitted) and withholding procedures, and handling of stock certificates which vary with local requirements and (B) to adopt sub-plans and Plan addenda as the Administrator deems desirable, to accommodate foreign laws, regulations, and practice;
(IX)    to prescribe, amend, and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans and Plan addenda;
(X)    to modify or amend each Award, including, but not limited to, the acceleration of vesting and/or exercisability; provided, however, that any such modification or amendment (A) is subject to the minimum vesting provisions under the Plan, if any, and the Plan amendment provisions set forth in Section 16 of the Plan and (B) may not materially impair any outstanding Award unless agreed to in writing by the Participant, except that such agreement shall not be required if the Administrator determines in its sole discretion that such modification or amendment either (y) is required or advisable in order for the Company, the Plan, or the Award to satisfy any Applicable Law or to meet the requirements of any accounting standard or (z) is not reasonably likely to significantly diminish the benefits provided under such Award, or that adequate compensation has been provided for any such diminishment, except following a Change of Control;
(XI)    to allow or require Participants to satisfy withholding tax amounts by electing to have the Company withhold from the Shares to be issued upon exercise of a Nonqualified Stock Option or vesting of a Stock Award or Stock Unit Award that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined in such manner and on such date that the Administrator shall determine or, in the absence of provision otherwise, on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may provide;
(XII)    to authorize conversion or substitution under the Plan of any or all stock options, stock appreciation rights, or other stock awards held by awardees of an entity acquired by the Company (the “Conversion Awards”). Any conversion or substitution shall be effective as of the close of the merger or acquisition. The Conversion Awards may be Nonqualified Stock Options or Incentive Stock Options, as determined by the Administrator, with respect to options granted by the acquired entity;
(XIII)    to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;
(XIV)    to impose such restrictions, conditions, or limitations as it determines appropriate as to the timing and manner of any resale by a Participant or of other subsequent transfers by the Participant of any Shares issued as a result of or under an Award or upon the exercise of an Award, including, without limitation, (A) restrictions under an insider trading policy, (B) restrictions as to the use of a specified brokerage firm for such resale or other transfers, and (C) institution of “blackout” periods on exercises of Awards;

(XV)    to provide, either at the time an Award is granted or by subsequent action, that an Award shall contain as a term thereof, a right, either in tandem with the other rights under the Award or as an alternative thereto, of the Participant to receive, without payment to the Company, a number of Shares, cash, or a combination thereof, the amount of which is determined by reference to the value of the Award; and
(XVI)    to make all other determinations deemed necessary or advisable for administering the Plan and any Award granted hereunder.
(c)    Effect of Administrator’s Decision. All questions arising under the Plan or under any Award shall be decided by the Administrator in its total and absolute discretion. All decisions, determinations, and interpretations by the Administrator regarding the Plan, any rules and regulations under the Plan, and the terms and conditions of any Award granted hereunder, shall be final and binding on all Participants. The Administrator shall consider such factors as it deems relevant, in its sole and absolute discretion, to making such decisions, determinations, and interpretations, including, without limitation, the recommendations or advice of any officer or other employee of the Company and such attorneys, consultants, and accountants as it may select.
(d)    Indemnity. To the extent allowable under Applicable Law, each member of the Committee or of the Board and any person to whom the Committee has delegated any of its authority under the Plan shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such person in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan, and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided, that, he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Company’s Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.
5.    Eligibility. Awards may be granted only to Directors, Employees, and Consultants of the Company or any of its Affiliates; provided, however, that Incentive Stock Options may be granted only to Employees of the Company and its Subsidiaries (within the meaning of Section 424(f) of the Code).
6.    Term of Plan. The Plan shall become effective upon its approval by the stockholders of the Company. It shall continue in effect from the date the Plan is approved by the stockholders of the Company (the “Effective Date”) until terminated under Section 16 of the Plan.
7.    Term of Award. Subject to the provisions of the Plan, the term of each Award shall be determined by the Administrator and stated in the Award Agreement, and may extend beyond the termination of the Plan. In the case of an Option or a Stock Appreciation Right, the term shall be ten (10) years from the Grant Date or such shorter term as may be provided in the Award Agreement. Notwithstanding the foregoing, the term of Awards other than Awards that are structured to qualify as Incentive Stock Options under Section 9 shall be extended automatically if the Award would expire at a time when trading in Shares of Common Stock is prohibited by law or the Company’s insider trading policy to the thirtieth (30th) day after the expiration of the prohibition.
8.    Options. The Administrator may grant an Option or provide for the grant of an Option, either from time to time in the discretion of the Administrator or automatically upon the occurrence of specified events, including, without limitation, the achievement of performance goals.
(a)    Option Agreement. Each Option Agreement shall contain provisions regarding (i) the number of Shares that may be issued upon exercise of the Option, (ii) the type of Option, (iii) the exercise price of the Option and the means of payment of such exercise price, (iv) the term of the Option, (v) such terms and conditions regarding the vesting and/or exercisability of an Option as may be determined from time to time by the Administrator, (vi) restrictions on the transfer of the Option and forfeiture provisions, and (vii) such further terms and conditions, in each case not inconsistent with this Plan, as may be determined from time to time by the Administrator.

(b)    Exercise Price. The per share exercise price for the Shares to be issued upon exercise of an Option shall be determined by the Administrator, except that the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the Grant Date, except with respect to Conversion Awards.
(c)    No Option Repricings. Subject to Section 15(a) of the Plan, the exercise price of an Option may not be reduced without stockholder approval, nor may outstanding Options be cancelled in exchange for cash, other Awards, or Options with an exercise price that is less than the exercise price of the original Option without stockholder approval.
(d)    No Reload Grants. Options shall not be granted under the Plan in consideration for and shall not be conditioned upon the delivery of Shares to the Company in payment of the exercise price and/or tax withholding obligation under any other employee stock option.
(e)    Vesting Period and Exercise Dates. Options granted under this Plan shall vest and/or be exercisable at such time and in such installments during the period prior to the expiration of the Option’s term as determined by the Administrator and as specified in the Option Agreement. The Administrator shall have the right to make the timing of the ability to exercise any Option granted under this Plan subject to continued active employment, the passage of time and/or such performance requirements as deemed appropriate by the Administrator. Unless otherwise provided in the Award Agreement, no Option shall vest and be exercisable sooner than one (1) year after its Grant Date. More specifically, unless otherwise provided in the Award Agreement, the Options shall vest in twenty-five percent (25%) increments on each of the first four anniversaries of its Grant Date. At any time after the grant of an Option, the Administrator may reduce or eliminate any restrictions surrounding any Participant’s right to exercise all or part of the Option.
(f)    Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment, either through the terms of the Option Agreement or at the time of exercise of an Option. Acceptable forms of consideration may include:
(I)    cash;
(II)    check or wire transfer (denominated in U.S. Dollars);
(III)    subject to any conditions or limitations established by the Administrator, other Shares that were held for a period of more than six (6) months on the date of surrender and that have a Fair Market Value on the date of surrender equal to or greater than the aggregate exercise price of the Shares as to which said Option shall be exercised (it being agreed that the excess of the Fair Market Value over the aggregate exercise price, if any, shall be refunded to the Awardee in cash);
(IV)    subject to any conditions or limitations established by the Administrator, the Company withholding Shares otherwise issuable upon exercise of an Option;
(V)    consideration received by the Company under a broker-assisted sale and remittance program acceptable to the Administrator and in compliance with Applicable Law;
(VI)    such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Law; or
(VII)    any combination of the foregoing methods of payment.
(g)    Procedure for Exercise; Rights as a Stockholder.
(I)    Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the applicable Option Agreement.
(II)    An Option shall be deemed exercised when (A) the Company receives (y) written or electronic notice of exercise (in accordance with the Option Agreement or procedures established by the Administrator) from the person entitled to exercise the Option and (z) full payment for the Shares with respect to which the related Option is exercised and (B) with respect to Nonqualified Stock Options, provisions acceptable to the Administrator have been made for payment of all applicable withholding taxes.
(III)    Unless provided otherwise by the Administrator or pursuant to this Plan, until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares subject to an Option, notwithstanding the exercise of the Option.
(IV)    The Company shall issue (or cause to be issued) such Shares as soon as administratively practicable after the Option is exercised. An Option may not be exercised for a fraction of a Share.
9.    Incentive Stock Option Limitations/Terms.
(a)    Eligibility. Only Employees (who qualify as employees under Section 3401(c) of the Code and the regulations promulgated thereunder) of the Company or any of its Subsidiaries may be granted Incentive Stock Options. No Incentive Stock Option shall be granted to any such Employee who as of the Grant Date owns stock possessing more than 10% of the total combined voting power of the Company.
(b)    $100,000 Limitation. Notwithstanding the designation “Incentive Stock Option” in an Option Agreement, if and to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Awardee during any calendar year (under all plans of the Company and any of its Subsidiaries) exceeds U.S. $100,000, such Options shall be treated as Nonqualified Stock Options. For purposes of this Section 9(b) of the Plan, Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the Grant Date.
(c)    Transferability. The Option Agreement must provide that an Incentive Stock Option is not transferable by the Awardee otherwise than by will or the laws of descent and distribution, and, during the lifetime of such Awardee, must not be exercisable by any other person. If the terms of an Incentive Stock Option are amended to permit transferability, the Option will be treated for tax purposes as a Nonqualified Stock Option.
(d)    Exercise Price. The per Share exercise price of an Incentive Stock Option shall in no event be inconsistent with the requirements for qualification of the Incentive Stock Option under Section 422 of the Code.
(e)    Other Terms. Option Agreements evidencing Incentive Stock Options shall contain such other terms and conditions as may be necessary to qualify, to the extent determined desirable by the Administrator, with the applicable provisions of Section 422 of the Code. If any such terms and conditions, as of the Grant Date or any later date, do not so comply, the Option will be treated thereafter for tax purposes as a Nonqualified Stock Option.
10.    Stock Appreciation Rights. A “Stock Appreciation Right” or “SAR” is a right that entitles the Awardee to receive, in cash or Shares (as determined by the Administrator), value equal to or otherwise based on the excess of (a) the Fair Market Value of a specified number of Shares at the time of exercise over (b) the aggregate exercise price of the right, as established by the Administrator on the Grant Date. All Stock Appreciation Rights under the Plan shall be granted subject to the same terms and conditions applicable to Options as set forth in Section 8 of the Plan. Stock Appreciation Rights may be granted to Awardees either alone (“freestanding”) or in addition to or in tandem with other Awards granted under the Plan and may, but need not, relate to a specific Option granted under Section 8 of the Plan. However, any Stock Appreciation Right granted in tandem with an Option may be granted at the same time such Option is granted or at any time thereafter before exercise or expiration of such Option, and shall be based on the Fair Market Value of one Share on the Grant Date or, if applicable, on the Grant Date of the Option with respect to a Stock Appreciation Right granted in exchange for or in tandem with, but subsequent to, the Option (subject to the requirements of Section 409A of the Code). Subject to the provisions of Section 8 of the Plan, the Administrator may impose such other conditions or restrictions on any Stock Appreciation Right as it shall deem appropriate.
11.    Stock Awards.
(a)    Stock Award Agreement. Each Stock Award Agreement shall contain provisions regarding (I) the number of Shares subject to such Stock Award or a formula for determining such number, (II) the purchase price of the Shares, if any, and the means of payment for the Shares, (III) the Performance Criteria, if any, and level of achievement versus these criteria that shall determine the number of Shares granted, issued, retainable, and/or vested, (IV) such terms and conditions on the grant, issuance, vesting, and/or forfeiture of the Shares as may be determined from time to time by the Administrator, (V) restrictions on the transferability of the Stock Award, and (VI) such further terms and conditions, in each case not inconsistent with this Plan, as may be determined from time to time by the Administrator. Unless otherwise provided in the Award Agreement, no Stock Award shall vest sooner than one (1) year after its Grant Date. More specifically, unless otherwise provided in the Award Agreement, the Stock Award shall vest in twenty-five percent (25%) increments on each of the first four (4) anniversaries of its Grant Date. The Committee may, in its sole discretion, waive the vesting restrictions and any other conditions set forth in any Award Agreement under such terms and conditions as the Committee shall deem appropriate.
(b)    Restrictions and Performance Criteria. The grant, issuance, retention, and/or vesting of Stock Awards issued to Employees may be subject to such Performance Criteria and level of achievement versus these criteria as the Administrator shall determine, which criteria may be based on financial performance, personal performance evaluations, and/or completion of service by the Awardee. Awards with vesting conditions that are based upon Performance Criteria and level of achievement versus such criteria are referred to as “Performance Stock Awards” and Awards with vesting conditions that are based upon continued employment or the passage of time are referred to as “Restricted Stock Awards.”
(c)    Rights as a Stockholder. Unless otherwise provided for by the Administrator, the Participant shall have the rights equivalent to those of a stockholder and shall be a stockholder only after Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) to the Participant. Any certificate issued in respect of a Restricted Stock Award shall be registered in the name of the applicable Participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award. The Committee may require that the certificates evidencing such Shares be held in custody by the Company until the restrictions thereon shall have lapsed and that, as a condition of any Award of Restricted Stock, the applicable Participant shall have delivered a stock power, endorsed in blank, relating to the Common Stock covered by such Award. The Participant shall not be permitted to sell, assign, transfer, pledge, or otherwise encumber a Stock Award.
12.    Stock Unit Awards and Other Stock-based Awards.
(a)    Stock Unit Awards. Each Stock Unit Award Agreement shall contain provisions regarding (I) the number of Shares subject to such Stock Unit Award or a formula for determining such number, (II) the Performance Criteria, if any, and level of achievement versus these criteria that shall determine the number of Shares granted, issued, and/or vested, (III) such terms and conditions on the grant, issuance, vesting, and/or forfeiture of the Shares as may be determined from time to time by the Administrator, (IV) restrictions on the transferability of the Stock Unit Award, and (V) such further terms and conditions, in each case not inconsistent with this Plan, as may be determined from time to time by the Administrator. Unless otherwise provided in the Award Agreement, no Stock Unit Award shall vest sooner than one (1) year after its Grant Date. More specifically, unless otherwise provided in the Award Agreement, the Stock Unit Award shall vest in twenty-five percent (25%) increments on each of the first four (4) anniversaries of its Grant Date. The Committee may, in its sole discretion, waive the vesting restrictions and any other conditions set forth in any Award Agreement under such terms and conditions as the Committee shall deem appropriate.
(b)    Restrictions and Performance Criteria. The grant, issuance, retention, and/or vesting of Stock Unit Awards issued to Employees may be subject to such Performance Criteria and level of achievement versus these criteria as the Administrator shall determine, which criteria may be based on financial performance, personal performance evaluations, and/or completion of service by the Awardee. Awards with vesting conditions that are based upon Performance Criteria and level of achievement versus such criteria are referred to as “Performance Stock Unit Awards” and Awards with vesting conditions that are based upon continued employment or the passage of time are referred to as “Restricted Stock Unit Awards.”
(c)    Rights as a Stockholder. Unless otherwise provided for by the Administrator, the Participant shall have the rights equivalent to those of a stockholder and shall be a stockholder only after Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) to the Participant.

(d)    Other Stock-based Award. An “Other Stock-based Award” means any other type of equity-based or equity-related Award not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted Shares), as well as any cash based bonus based on the attainment of Performance Criteria as described in Section 13(b), in such amount and subject to such terms and conditions as the Administrator shall determine. Such Awards may involve the transfer of actual Shares to Participants, or payment in cash or otherwise of amounts based on the value of Shares or pursuant to attainment of a performance goal. Each Other Stock-based Award will be evidenced by an Award Agreement containing such terms and conditions as may be determined by the Administrator.
(e)    Value of Other Stock-based Awards. Each Other Stock-based Award shall be expressed in terms of Shares or units based on Shares or a target amount of cash, as determined by the Administrator. The Administrator may establish Performance Criteria in its discretion. If the Administrator exercises its discretion to establish Performance Criteria, the number and/or value of Other Stock-based Awards that will be paid out to the Participant will depend on the extent to which the performance goals are met.
(f)    Payment of Other Stock-based Awards. Payment, if any, with respect to Other Stock-based Awards shall be made in accordance with the terms of the Award, in cash or Shares as the Administrator determines.
13.    Other Provisions Applicable to Awards.
(a)    Non-Transferability of Awards. Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by beneficiary designation, will, or by the laws of descent or distribution, including, but not limited to, any attempted assignment or transfer in connection with the settlement of marital property or other rights incident to a divorce or dissolution, and any such attempted sale, assignment, or transfer shall be of no effect prior to the date an Award is vested and settled. The Administrator may only make an Award transferable to an Awardee’s family member or any other person or entity provided the Awardee does not receive consideration for such transfer. If the Administrator makes an Award transferable, either as of the Grant Date or thereafter, such Award shall contain such additional terms and conditions as the Administrator deems appropriate, and any transferee shall be deemed to be bound by such terms upon acceptance of such transfer.
(b)    Performance Criteria. For purposes of this Plan, the term “Performance Criteria” shall mean any one or more criteria based on financial performance, personal performance evaluations, and/or completion of service, either individually, alternatively, or in any combination, applied, as applicable, to either the Company as a whole or to a Subsidiary, business unit, Affiliate, or business segment, either individually, alternatively, or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results, or to a designated comparison group, in each case as specified by the Committee in the Award or by duly adopted resolution. The Administrator may establish specific performance targets (including thresholds and whether to exclude certain extraordinary, non-recurring, or similar items) and Award amounts, subject to the right of the Administrator to exercise discretion to adjust payment amounts, either up or down, following the conclusion of the performance period on the basis of such further considerations as the Administrator in its sole discretion shall determine. Extraordinary, non-recurring items that may be the basis of adjustment include, but are not limited to, acquisitions or divestitures, restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges, an event either not directly related to the operations of the Company, Subsidiary, division, business segment, or business unit or not within the reasonable control of management, the cumulative effects of tax or accounting changes in accordance with U.S. generally accepted accounting principles, and foreign exchange gains or losses.
(c)    Termination of Employment or Board Membership. The Administrator shall determine as of the Grant Date (subject to modification subsequent to the Grant Date) the effect a termination from membership on the Board by a Non-employee Director for any reason or a Termination of Employment due to Disability, Retirement, death, or otherwise (including Termination for Cause) shall have on any Award. Unless otherwise provided in the Award Agreement:
(I)    Upon termination from membership on the Board by a Non-employee Director for any reason other than Disability or death, any Option or SAR held by such Director that (y) has not vested and is not exercisable as of the effective date of such termination from membership on the Board shall be subject to immediate cancellation and forfeiture or (z) is vested and exercisable as of the effective date of such termination shall remain exercisable for one (1) year thereafter, or the remaining term of the Option or SAR, if less. Any unvested Stock Award, Stock Unit Award, or Other Stock-based Award held by a Non-employee Director at the time of termination from membership on the Board for a reason other than Disability or death shall be immediately cancelled and forfeited.
(II)    Termination from membership on the Board by a Non-employee Director due to Disability or death shall result in full vesting of any outstanding Options or SARs and vesting of a prorated portion of any Stock Award, Stock Unit Award, or Other Stock-based Award based upon the full months of the applicable performance period, vesting period, or other period of restriction elapsed as of the end of the month in which the termination from membership on the Board by a Non-employee Director due to Disability or death occurs over the total number of months in such period. Any Options or SARs that vest upon Disability or death shall remain exercisable for one (1) year thereafter, or the remaining term of the Option or SAR, if less. In the case of any Stock Award, Stock Unit Award, or Other Stock-based Award that vests on the basis of attainment of Performance Criteria, the pro-rata vested amount shall be based upon the target award.
(III)    Upon Termination of Employment due to Disability or death, any Option or SAR held by an Employee shall, if not already fully vested, become fully vested and exercisable as of the effective date of such Termination of Employment and shall remain exercisable for one (1) year after such Termination of Employment due to Disability or death, or, in either case, the remaining term of the Option or SAR, if less. Termination of Employment due to Disability or death shall result in vesting of a prorated portion of any Stock Award, Stock Unit Award, or Other Stock-based Award based upon the full months of the applicable performance period, vesting period, or other period of restriction elapsed as of the end of the month in which the Termination of Employment due to Disability or death occurs over the total number of months in such period. In the case of any Stock Award, Stock Unit Award, or Other Stock-based Award that vests on the basis of attainment of Performance Criteria, the pro-rata vested amount shall be based upon the target award.
(IV)    Any Option or SAR held by an Awardee at Retirement that occurs at least one (1) year after the Grant Date of the Option or SAR will remain outstanding for the remaining term of the Option or SAR and continue to vest; any Stock Award, Stock Unit Award, or Other Stock-based Award held by an Awardee at Retirement that occurs at least one (1) year after the Grant Date of the Award shall also continue to vest and remain outstanding for the remainder of the term of the Award.
(V)    Any other Termination of Employment shall result in immediate cancellation and forfeiture of all outstanding Awards that have not vested as of the effective date of such Termination of Employment, and any vested and exercisable Options and SARs held at the time of such Termination of Employment shall remain exercisable for ninety (90) days thereafter, or the remaining term of the Option or SAR, if less. Notwithstanding the foregoing, all outstanding and unexercised Options and SARs shall be immediately cancelled in the event of a Termination for Cause.
14.    Dividends and Dividend Equivalents. Awards other than Options and Stock Appreciation Rights may provide the Awardee with the right to receive dividend payments or dividend equivalent payments on the Shares subject to the Award, whether or not such Award is vested. Notwithstanding the foregoing, dividends or dividend equivalents shall not be paid with respect to Stock Awards, Stock Unit Awards, or Other Stock-based Awards that vest based on the achievement of performance goals prior to the date the performance goals are satisfied and the Award is earned, and then shall be payable only with respect to the number of Shares or Stock Units actually earned under the Award. Such payments may be made in cash, Shares, or Stock Units or may be credited as cash or Stock Units to an Awardee’s account and later settled in cash or Shares or a combination thereof, as determined by the Administrator. Such payments and credits may be subject to such conditions and contingencies as the Administrator may establish.
15.    Adjustments upon Changes in Capitalization, Organic Change, or Change of Control.
(a)    Adjustment Clause. In the event of (IA) a stock dividend, extraordinary cash dividend, stock split, reverse stock split, share combination, or recapitalization or similar event affecting the capital structure of the Company (each, a “Share Change”) or (IIA) a merger, consolidation, acquisition of property or shares, separation, spin-off, reorganization, stock rights offering, liquidation, Disaffiliation, or similar event affecting the Company or any of its Subsidiaries (each, an “Organic Change”), the Administrator or the Board shall make such substitutions or adjustments as it deems appropriate and equitable to (IB) the Share limitations set forth in Section 3 of the Plan, (IIB) the number and kind of Shares covered by each outstanding Award, and (IIIB) the price per

Share subject to each such outstanding Award. In the case of Organic Changes, such adjustments may include, without limitation, (x) the cancellation of outstanding Awards in exchange for payments of cash, property, or a combination thereof having an aggregate value equal to the value of such Awards, as determined by the Administrator or the Board in its sole discretion (it being understood that in the case of an Organic Change with respect to which stockholders receive consideration other than publicly traded equity securities of the ultimate surviving entity, any such determination by the Administrator that the value of an Option or Stock Appreciation Right shall for this purpose be deemed to equal the excess, if any, of the value of the consideration being paid for each Share pursuant to such Organic Change over the exercise price of such Option or Stock Appreciation Right shall conclusively be deemed valid); (y) the substitution of other property (including, without limitation, cash or other securities of the Company and securities of entities other than the Company) for the Shares subject to outstanding Awards; and (z) in connection with any Disaffiliation, arranging for the assumption of Awards, or replacement of Awards with new awards based on other property or other securities (including, without limitation, other securities of the Company and securities of entities other than the Company), by the affected Subsidiary, Affiliate, or division or by the entity that controls such Subsidiary, Affiliate, or division following such Disaffiliation (as well as any corresponding adjustments to Awards that remain based upon Company securities). The Committee may adjust in its sole discretion the Performance Criteria applicable to any Awards to reflect any Share Change and any Organic Change and any unusual or non-recurring events and other extraordinary items, impact of charges for restructurings, discontinued operations, and the cumulative effects of accounting or tax changes, each as defined by generally accepted accounting principles or as identified in the Company’s financial statements, notes to the financial statements, management’s discussion and analysis or the Company’s other SEC filings. Any adjustment under this Section 15(a) need not be the same for all Participants.
(b)    Change of Control. In the event of a Change of Control, unless otherwise determined by the Administrator as of the Grant Date of a particular Award (or subsequent to the Grant Date), the following acceleration, exercisability, and valuation provisions shall apply:
(I)    On the date that such Change of Control occurs, any or all Options and Stock Appreciation Rights awarded under this Plan not previously exercisable and vested shall, if not assumed, or substituted with a new award, by the successor to the Company, become fully exercisable and vested, and if the successor to the Company assumes such Options or Stock Appreciation Rights or substitutes other awards for such Awards, such Awards (or their substitutes) shall become fully exercisable and vested if the Participant’s employment is terminated (other than a Termination for Cause) within two (2) years following the Change of Control.
(II)    Except as may be provided in an individual severance or employment agreement (or severance plan) to which an Awardee is a party, in the event of an Awardee’s Termination of Employment within two (2) years after a Change of Control for any reason other than because of the Awardee’s death, Retirement, Disability, or Termination for Cause, each Option and Stock Appreciation Right held by the Awardee (or a transferee) that is vested following such Termination of Employment shall remain exercisable until the earlier of the third anniversary of such Termination of Employment (or any later date until which it would remain exercisable under such circumstances by its terms) or the expiration of its original term. In the event of an Awardee’s Termination of Employment more than two (2) years after a Change of Control, or within two (2) years after a Change of Control because of the Awardee’s death, Retirement, Disability, or Termination for Cause, the provisions of Section 13(c) of the Plan shall govern (as applicable).
(III)    On the date that such Change of Control occurs, the restrictions and conditions applicable to any or all Stock Awards, Stock Unit Awards, and Other Stock-based Awards that are not assumed, or substituted with a new award, by the successor to the Company shall lapse and such Awards shall be fully vested. Unless otherwise provided in an Award Agreement at the Grant Date, upon the occurrence of a Change of Control without assumption or substitution of the Awards by the successor, any performance-based Award shall be deemed fully earned at the target amount as of the date on which the Change of Control occurs. All Stock Awards, Stock Unit Awards, and Other Stock-based Awards shall be settled or paid within thirty (30) days of vesting hereunder. Notwithstanding the foregoing, if the Change of Control would not qualify as a permissible date of distribution under Section 409A(a)(2)(A) of the Code, and the regulations thereunder, the Awardee shall be entitled to receive the Award from the Company on the date that would have applied absent this provision. If the successor to the Company does assume (or substitute with a new award) any Stock Awards, Stock Unit Awards, and Other Stock-based Awards, all such Awards shall become fully vested if the Participant’s employment is terminated (other than a Termination for Cause) within two (2) years following the Change of Control, and any performance-based Award shall be deemed fully earned at the target amount effective as of such Termination of Employment.
(IV)    The Committee, in its discretion, may determine that, upon the occurrence of a Change of Control of the Company, each Option and Stock Appreciation Right outstanding shall terminate within a specified number of days after notice to the Participant, and/or that each Participant shall receive, with respect to each Share subject to such Option or Stock Appreciation Right, an amount equal to the excess of the Fair Market Value of such Share immediately prior to the occurrence of such Change of Control over the exercise price per Share of such Option and/or Stock Appreciation Right; such amount to be payable in cash, in one or more kinds of stock or property (including the stock or property, if any, payable in the transaction) or in a combination thereof, as the Committee, in its discretion, shall determine, and if there is no excess value, the Committee may, in its discretion, cancel such Awards.
(V)    An Option, Stock Appreciation Right, Stock Award, Stock Unit Award, or Other Stock-based Award shall be considered assumed or substituted for if following the Change of Control the Award confers the right to purchase or receive, for each Share subject to the Option, Stock Appreciation Right, Stock Award, Stock Unit Award, or Other Stock-based Award immediately prior to the Change of Control, the consideration (whether stock, cash, or other securities or property) received in the transaction constituting a Change of Control by holders of Shares for each Share held on the effective date of such transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that, if such consideration received in the transaction constituting a Change of Control is not solely common stock of the successor company, the Committee may, with the consent of the successor company, provide that the consideration to be received upon the exercise or vesting of an Option, Stock Appreciation Right, Stock Award, Stock Unit Award or Other Stock-based Award, for each Share subject thereto, will be solely common stock of the successor company with a fair market value substantially equal to the per Share consideration received by holders of Shares in the transaction constituting a Change of Control. The determination of whether fair market value is substantially equal shall be made by the Committee in its sole discretion and its determination shall be conclusive and binding.
(c)    Section 409A. Notwithstanding the foregoing: (I) any adjustments made pursuant to Section 15(a) of the Plan to Awards that are considered “deferred compensation” within the meaning of Section 409A of the Code shall be made in compliance with the requirements of Section 409A of the Code; (II) any adjustments made pursuant to Section 15(a) of the Plan to Awards that are not considered “deferred compensation” subject to Section 409A of the Code shall be made in such a manner as to ensure that, after such adjustment, the Awards either continue not to be subject to Section 409A of the Code or comply with the requirements of Section 409A of the Code; (III) the Administrator shall not have the authority to make any adjustments pursuant to Section 15(a) of the Plan to the extent that the existence of such authority would cause an Award that is not intended to be subject to Section 409A of the Code to be subject thereto; and (IV) if any Award is subject to Section 409A of the Code, Section 15(b) of the Plan shall be applicable only to the extent specifically provided in the Award Agreement and permitted pursuant to Section 24 of the Plan in order to ensure that such Award complies with Code Section 409A.
16.    Amendment and Termination of the Plan.
(a)    Amendment and Termination. The Administrator may amend, alter, or discontinue the Plan or any Award Agreement, but any such amendment shall be subject to approval of the stockholders of the Company in the manner and to the extent required by Applicable Law. In addition, without limiting the foregoing, unless approved by the stockholders of the Company and subject to Section 16(b), no such amendment shall be made that would:
(I)    increase the maximum aggregate number of Shares which may be subject to Awards granted under the Plan;
(II)    reduce the minimum exercise price for Options or Stock Appreciation Rights granted under the Plan; or
(III)    reduce the exercise price of outstanding Options or Stock Appreciation Rights, as prohibited by Section 8(c) without stockholder approval.

(b)    Effect of Amendment or Termination. No amendment, suspension, or termination of the Plan shall impair the rights of any Participant with respect to an outstanding Award, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company, except that no such agreement shall be required if the Administrator determines in its sole discretion that such amendment either (i) is required or advisable in order for the Company, the Plan, or the Award to satisfy any Applicable Law or to meet the requirements of any accounting standard, or (ii) is not reasonably likely to significantly diminish the benefits provided under such Award, or that any such diminishment has been adequately compensated, except that this exception shall not apply following a Change of Control. Termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.
(c)    Effect of the Plan on Other Arrangements. Neither the adoption of the Plan by the Board or a Committee nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or any Committee to adopt such other incentive arrangements as it or they may deem desirable, including without limitation, the granting of restricted shares or restricted share units or stock options otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.
17.    Designation of Beneficiary.
(a)    An Awardee may file a written designation of a beneficiary who is to receive the Awardee’s rights pursuant to Awardee’s Awards or the Awardee may include his or her Awards in an omnibus beneficiary designation for all benefits under the Plan. To the extent that Awardee has completed a designation of beneficiary while employed with the Company or an Affiliate, such beneficiary designation shall remain in effect with respect to any Award hereunder until changed by the Awardee to the extent enforceable under Applicable Law.
(b)    Such designation of beneficiary may be changed by the Awardee at any time by written notice. In the event of the death of an Awardee and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Awardee’s death, the Company shall allow the legal representative of the Awardee’s estate to exercise the Award.
18.    No Right to Awards or to Employment. No person shall have any claim or right to be granted an Award and the grant of any Award shall not be construed as giving an Awardee the right to continue in the employ of the Company or its Affiliates. Further, the Company and its Affiliates expressly reserve the right, at any time, to dismiss any Employee or Awardee at any time without liability or any claim under the Plan, except as provided herein or in any Award Agreement entered into hereunder.
19.    Legal Compliance. Shares shall not be issued pursuant to an Option, Stock Appreciation Right, Stock Award, Stock Unit Award, or Other Stock-based Award unless such Option, Stock Appreciation Right, Stock Award, or Other Stock-based Award and the issuance and delivery of such Shares shall comply with Applicable Law and shall be further subject to the approval of counsel for the Company with respect to such compliance. Unless the Awards and Shares covered by this Plan have been registered under the Securities Act or the Company has determined that such registration is unnecessary, each person receiving an Award and/or Shares pursuant to any Award may be required by the Company to give a representation in writing that such person is acquiring such Shares for his or her own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof.
20.    Inability to Obtain Authority. To the extent the Company is unable to or the Administrator deems it unfeasible to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be advisable or necessary to the lawful issuance and sale of any Shares hereunder, the Company shall be relieved of any liability with respect to the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.
21.    Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.
22.    Notice. Any written notice to the Company required by any provisions of this Plan shall be addressed to the Secretary of the Company and shall be effective when received. Any notice to a Participant hereunder shall be addressed to the last address of record with the Company and shall be effective when sent via first class mail, courier service, or electronic mail to such last address of record.
23.    Governing Law; Interpretation of Plan; and Awards.
(a)    This Plan and all determinations made and actions taken pursuant hereto shall be governed by the substantive laws, but not the choice of law rules, of the State of Nevada, except as to matters governed by U.S. federal law.
(b)    In the event that any provision of the Plan or any Award granted under the Plan is declared to be illegal, invalid, or otherwise unenforceable by a court of competent jurisdiction, such provision shall be reformed, if possible, to the extent necessary to render it legal, valid, and enforceable, or otherwise deleted, and the remainder of the terms of the Plan and/or Award shall not be affected except to the extent necessary to reform or delete such illegal, invalid, or unenforceable provision.
(c)    The headings preceding the text of each section hereof are inserted solely for convenience of reference, and shall not constitute a part of the Plan, nor shall they affect its meaning, construction, or effect.
(d)    The terms of the Plan and any Award shall inure to the benefit of and be binding upon the parties hereto and their respective permitted heirs, beneficiaries, successors, and assigns.
24.    Section 409A. It is the intention of the Company that no Award shall be “deferred compensation” subject to Section 409A of the Code, unless and to the extent that the Administrator specifically determines otherwise, and the Plan and the terms and conditions of all Awards shall be interpreted accordingly. The terms and conditions governing any Awards that the Administrator determines will be subject to Section 409A of the Code, including any rules for elective or mandatory deferral of the delivery of cash or Shares pursuant thereto and any rules regarding treatment of such Awards in the event of a Change of Control, shall be set forth in the applicable Award Agreement, deferral election forms and procedures, and rules established by the Administrator, and shall comply in all respects with Section 409A of the Code. The following rules will apply to Awards intended to be subject to Section 409A of the Code (“409A Awards”):
(a)    If a Participant is permitted to elect to defer an Award or any payment under an Award, such election will be permitted only at times in compliance with Code Section 409A.
(b)    The Company shall have no authority to accelerate distributions relating to 409A Awards in excess of the authority permitted under Section 409A.
(c)    Any distribution of a 409A Award following a Termination of Employment that would be subject to Code Section 409A(a)(2)(A)(i) as a distribution following a separation from service of a “specified employee” as defined under Code Section 409A(a)(2)(B)(i), shall occur no earlier than the expiration of the six (6)-month period following such Termination of Employment.
(d)    In the case of any distribution of a 409A Award, if the timing of such distribution is not otherwise specified in the Plan or an Award Agreement or other governing document, the distribution shall be made not later than the end of the calendar year during which the settlement of the 409A Award is specified to occur.
(e)    In the case of an Award providing for distribution or settlement upon vesting or the lapse of a risk of forfeiture, if the time of such distribution or settlement is not otherwise specified in the Plan or an Award Agreement or other governing document, the distribution, or settlement shall be made not later than March 15 of the year following the year in which the Award vested or the risk of forfeiture lapsed.
(f)    Notwithstanding anything herein to the contrary, neither the Company nor the Administrator makes any representation or guarantee that the Plan or its administration shall comply with Code Section 409A, and in no event shall the Company or the Administrator be liable for the payment of, or any gross up payment in connection with, any taxes or penalties owed by the Participant pursuant to Code Section 409A.
25.    Limitation on Liability. The Company and any Affiliate which is in existence or hereafter comes into existence shall not be liable to a Participant, an Employee, an Awardee, or any other persons as to:

(a)    The Non-Issuance of Shares. The non-issuance or sale of Shares as to which the Company has been unable to obtain from any regulatory body having jurisdiction the authority deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any shares hereunder; and
(b)    Tax or Exchange Control Consequences. Any tax consequence expected, but not realized, or any exchange control obligation owed, by any Participant, Employee, Awardee, or other person due to the receipt, exercise, or settlement of any Option or other Award granted hereunder.
26.    Unfunded Plan. Insofar as it provides for Awards, the Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Awardees who are granted Stock Awards, Stock Unit Awards, or Other Stock-based Awards under this Plan, any such accounts will be used merely as a bookkeeping convenience. The Company shall not be required to segregate any assets which may at any time be represented by Awards, nor shall this Plan be construed as providing for such segregation. Neither the Company nor the Administrator shall be deemed to be a trustee of Shares or cash to be awarded under the Plan. Any liability of the Company to any Participant with respect to an Award shall be based solely upon any contractual obligations that may be created by the Plan; no such obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company. Neither the Company nor the Administrator shall be required to give any security or bond for the performance of any obligation that may be created by this Plan.
27.    Foreign Employees and Consultants. Awards may be granted hereunder to Employees and Consultants who are foreign nationals, who are located outside the United States or who are not compensated from a payroll maintained in the United States, or who are otherwise subject to (or could cause the Company to be subject to) legal or regulatory provisions of countries or jurisdictions outside the United States, on such terms and conditions different from those specified in the Plan as may, in the judgment of the Administrator, be necessary or desirable to foster and promote achievement of the purposes of the Plan, and, in furtherance of such purposes, the Administrator may make such modifications, amendments, procedures, or subplans as may be necessary or advisable to comply with such legal or regulatory provisions.
28.    Tax Withholding. Each Participant shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any federal, state, local, or foreign taxes of any kind required by law to be withheld with respect to any Award under the Plan no later than the date as of which any amount under such Award first becomes includible in the gross income of the Participant for any tax purposes with respect to which the Company has a tax withholding obligation. Unless otherwise determined by the Company, withholding obligations may be settled with Shares, including Shares that are part of the Award that gives rise to the withholding requirement; provided, however, that not more than the maximum statutory withholding requirement may be settled with Shares that are part of the Award. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any vested Shares or any other payment due to the Participant at that time or at any future time. The Administrator may establish such procedures as it deems appropriate, including making irrevocable elections, for the settlement of withholding obligations with Shares.
29.    Cancellation of Award; Forfeiture of Gain. Notwithstanding anything to the contrary contained herein, an Award Agreement may provide that the Award will be cancelled and the Participant will forfeit the Shares or cash received or payable on the vesting or exercise of the Award, and that the amount of any proceeds of the sale or gain realized on the vesting or exercise of the Award must be repaid to the Company, under such conditions as may be required by Applicable Law or established by the Committee in its sole discretion.